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On May 2, 2012, Yahoo! Inc. launched the website YahooForward.com with the following content:

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HOME STRATEGIC FRAMEWORK THE NEW YAHOO! BOARD TIMELINE NEWS & FILINGS

“Yahoo! is moving forward fast.” - Scott Thompson

Yahoo! Strategic Framework

Yahoo!’s Latest Shareholder Letter

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Yahoo! is moving forward fast with a bold action plan to reignite the company and deliver value for its shareholders. Yahoo! has reconstituted its board of directors, appointed Scott Thompson — a dynamic, aggressive new leader — as CEO, and initiated a process to rapidly reshape the company. Learn more

THE NEW YAHOO! BOARD OF DIRECTORS

Scott Thompson Alfred Amoroso Patti Hart John D. Hayes Sue James

David Kenny Peter Liguori Thomas J. Mclnemey Brad Smith Maynard Webb

LATEST NEWS AND FILINGS

Yahoo! Shareholder Letter Outlines Forward Momentum and Urges Election of Its Board Nominees

SUNNYVALE, Calif., May 2, 2012—Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today released the following letter to all shareholders from its board of ... More »

Yahoo! Reports First Quarter 2012 Results

Revenue and Earnings Exceed Expectations SUNNYVALE, Calif., April 17, 2012--Yahoo! Inc. (NASDAQ: YHOO) today reported results for the quarter ended March 31, 2012. Revenue ... More »

Yahoo! Names PayPal and Yahoo! Executives to Lead Consumer Commerce Business

SUNNYVALE, Calif., April 16, 2012--Yahoo! (NASDAQ:YHOO), the premier digital media company, today announced that former PayPal executive, Sam Shrauger, and current Yahoo! ... More »

Yahoo! Outlines Restructuring

SUNNYVALE, Calif., April 4, 2012--(BUSINESS WIRE)--Yahoo! today confirmed that it is taking important next steps to reshape the company for the future. “Today’s actions ... More »

Read All News »

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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[explanatory note: the “Latest News and Filings” list, above, will be automatically updated as new items are added to the “News & Filings” page]

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IMPORTANT ADDITIONAL INFORMATION

Yahoo! will be filing a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement (including any amendments or supplements thereto) when it becomes available because it will contain important information. Shareholders will be able to obtain copies of Yahoo!’s 2012 definitive proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Yahoo! with the SEC in connection with its 2012 annual meeting of shareholders for no charge at the SEC’s website at www.sec.gov. Copies of the proxy materials may also be requested from the Company’s proxy solicitor, Innisfree M&A Incorporated, by telephone at (877) 750-9499 (toll-free) or by email at info@innisfreema.com.

Yahoo!, its directors, executive officers and certain employees are deemed participants in the solicitation of proxies from shareholders in connection with Yahoo!’s 2012 annual meeting of shareholders. Information regarding Yahoo!’s directors, executive officers and other persons who, under rules of the SEC, are considered participants in the solicitation of proxies for the 2012 annual meeting of shareholders, including their respective interests by security holdings or otherwise, is set forth in the preliminary proxy statement Yahoo! filed with the SEC on April 27, 2012 and will be set forth in the definitive proxy statement for Yahoo!’s 2012 annual meeting of shareholders when it is filed with the SEC.

Forward Looking Statements

Information on this website contains forward-looking statements concerning such matters as our strategic, operational and product plans, our expected financial and operational performance, our expectations for the online advertising market, our management and organizational changes, and creation of value for our shareholders. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, the costs and management distraction attendant to a proxy contest; the impact of management and organizational changes; the implementation and results of Yahoo!’s ongoing strategic and cost initiatives; Yahoo!’s ability to compete with new or existing competitors; reduction in spending by, or loss of, advertising customers; risks related to Yahoo!’s regulatory environment; interruptions or delays in the provision of Yahoo!’s services; security breaches; acceptance by users of new products and services; risks related to joint ventures and the integration of acquisitions; risks related to Yahoo!’s international operations; failure to manage growth and diversification; adverse results in litigation, including intellectual property infringement claims and derivative and class actions; Yahoo!’s ability to protect its intellectual property and the value of its brands; dependence on key personnel; dependence on third parties for technology, services, content, and distribution; general economic conditions and changes in economic conditions; transition and implementation risks associated with the Search Agreement with Microsoft Corporation; and risks that the benefits of the Framework Agreement Yahoo! entered into with Alibaba Group, Softbank Corporation and certain other parties regarding Alipay may not be realized. Unless otherwise indicated, information set forth on this website is as of May 2, 2012. Yahoo! does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances. More information about potential factors that could affect Yahoo!’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yahoo!’s Annual Report on Form 10-K for the year ended December 31, 2011 and its subsequent Quarterly Reports on Form 10-Q, which are on file with the SEC and available on the SEC’s website at www.sec.gov.

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This website contains or refers to news, commentary and other information relating to Yahoo! by persons or companies that are not affiliated with Yahoo!. The author and source of all third party information and the date of its publication are clearly and prominently identified. Yahoo! has neither sought nor obtained permission to use or quote such third party information. Yahoo! has not assisted in the preparation of the third party information, cannot guarantee the accuracy, completeness or availability of the third party information, and does not explicitly or implicitly endorse or approve such information.

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HOME STRATEGIC FRAMEWORK THE NEW YAHOO! BOARD TIMELINE NEWS & FILINGS

“We are putting our customers first and maximizing our

assets and brand to increase shareholder value.” - Scott Thompson

‘Yahoo! Is Moving Forward Fast’

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‘Yahoo! is moving forward fast’

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Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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Transcript of ‘Yahoo! Is Moving Forward Fast’ video:

Hello, I’m Scott Thompson, CEO of Yahoo!.

In the last 90 days, since I joined Yahoo!, I’ve been digging into the business and making fundamental changes to bring Yahoo! back to its core and focused on our customers.

All of us here at Yahoo! are moving aggressively forward to position the Company for future success and increase the value for shareholders. Yahoo!’s brand, assets and data provide a unique and very special opportunity for this business. The foundation we have today is extremely valuable with:

•	nearly 700 million users;

•	thousands of relationships with advertisers around the world and strategic partners; and

•	hundreds of millions of dollars in cash flow.

But we are moving faster to build upon this foundation.

Everything we do will be for our customers. We will provide innovative, engaging experiences that are personalized and relevant. And we will deliver measurable and valuable results for our advertisers across all of our platforms around the world.

We recently completed a comprehensive review of every part of our business and produced a strategic framework that will change what we do and how we do it.

We are refocusing our efforts on our core business – Yahoo!’s Media, Communications, and Commerce experiences – where Yahoo! has a leading consumer position and competitive advantages in many categories globally including News, Finance, Sports, Entertainment, Mail and Messenger… and more. We’re organizing all of our activities around Yahoo!’s customers – the users that rely on us for some of their favorite online experiences and the advertisers that seek to connect with our users. I’ve challenged every one of us at Yahoo! to deliver better customer experiences and we’re establishing clear accountability for getting those results.

Let me outline several essential elements which will guide how we will operate going forward and refocus Yahoo! on our core business and deliver results for our customers:

•	First, we’re consolidating technology platforms and shutting down or transitioning roughly 50 properties that don’t contribute meaningfully to user engagement or revenue.

•

Second, we’re clearly defining our core consumer businesses – including News, Finance, Sports, Entertainment, Mail, and a handful of others – those properties that generate the majority of our engagement and revenue.

•

Third, we’re moving engineers into those core Consumer businesses to put them closer to our most important customers and we’re dedicating some of our best and brightest Yahoos to meaningful innovation in those core businesses.

•

Fourth, we’re accelerating the deployment of platforms and technologies like our Yahoo! Publishing Platform, which we’ve built to make it easier for our properties to be more scalable, nimble and flexible, with the goal of creating dynamic, engaging sites that are less costly and time-consuming to operate.

•	Fifth, we’re making better use of Yahoo!’s vast data to do more for our customers – personalizing experiences for our users and really focusing on dramatically improving ROI for our advertisers.

•

Sixth, we’re refocusing our R&D on our owned and operated properties, and stopping development of a number of initiatives including platforms for outside publishers and theoretical sciences, that were outside our core.

All of these steps put us in a position to achieve the most important objective –creating value for our shareholders. With renewed focus on our core business and on delivering for our customers, we’ll produce clear, measurable results for our advertisers, including genuine insights from our vast data stores, delivering real return on their investments with us. Understanding our advertisers’ needs will position Yahoo! to better monetize all of our traffic globally and therefore, to grow our business.

Along with our work to refocus the Company on its core business and customers we’ve reconstituted the Board of Directors to provide the right mix of experience, expertise, and fresh perspective necessary to accelerate the Company’s transformation. The Board’s Nominating and Corporate Governance Committee recruited five new, highly qualified independent directors, all with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the internet and finance. In addition, recognizing that the Board required both new capabilities and fresh perspective, four of our directors decided not to stand for re-election at the 2012 shareholders’ meeting.

We take our role as one of the most trusted technology brands seriously and I am committed to being transparent with you and our customers about our progress. We are focused on taking action and on delivering results.

Yahoo! is one of the leading media and communications companies in the world and we are focused on reinventing the core experiences our customers have with the marquee properties that will bring them to Yahoo! every day. To continually engage today’s online users, Yahoo! experiences must always be fresh, highly personalized, enhanced with great video content, and offer exceptional experiences on any screen. Our goal is to have the number one properties in our core businesses in every way our customers choose to interact with us – on their PCs, through tablets, on their phones, and a whole lot more.

Yahoo! has a clear focus: we intend to win in our core and put our customers first. We will get that core business right and bring innovation and excitement back into Yahoo! experiences. That’s the top priority right now. Over time, we will earn the right to pursue new growth opportunities.

We are building a stronger, nimbler, more profitable Yahoo! that is better equipped to innovate as fast as our customers and our industry require.

Thank you for your time today!

*    *    *

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“We are putting our customers first and maximizing our assets and brand to increase shareholder value.” - Scott Thompson

A Bold Action Plan

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Yahoo! is moving forward fast with a bold action plan to reignite the company and deliver value for its shareholders. Yahoo! has reconstituted its board of directors, appointed Scott Thompson -- a dynamic, aggressive new leader -- as CEO, and initiated a process to rapidly reshape the company.

Guided by a highly expert and independent board, Yahoo!’s new leadership and employees are dramatically reorganizing the company around its core strengths, putting the customer at the center of everything they do, and instilling new focus, discipline, and speed to drive growth, profitability, and shareholder value.

Beyond its core business, Yahoo! has tremendous additional assets and investments and is committed to monetizing their value for shareholders in the appropriate manner.

Yahoo! is committed to directly communicating with its shareholders about the company’s progress under the guidance of its new board and management team as they drive Yahoo!’s critical transformation and increase shareholder value.

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‘Yahoo! is moving forward fast’

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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“We are putting our customers first and maximizing our assets and brand to increase shareholder value.” - Scott Thompson

Strategic Framework

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To all our valued shareholders,

Since I took the role of Yahoo! CEO in January, I’ve been working alongside the team to develop the right strategic framework to move the company forward — fast. This framework positions the company for future success and to increase value for our shareholders.

In working with Yahoo!’s leadership team to build this strategy, I asked the question: “What would it take to redefine Yahoo!’s focus, to get us back to doing our best for our consumers and advertisers, to grow this business, and to move fast?”

We took a comprehensive look at everything — all of the media, communications, search, social and commerce experiences that we offer our users. We also looked at the major platforms, systems, and technologies we use to operate those properties for us and for our partners, including our data center footprint and other corporate services. Essentially, we started with a clean slate and asked how we would build Yahoo! from the ground up, as if we were building it from scratch today.

We determined that Yahoo! had been doing way too much for too long and was doing only a few things really well. Our compelling content and communications services attract hundreds of millions of users to our sites globally every month, and we connect thousands of advertisers with those users. The power of Yahoo!’s distribution network gave us the ability to provide hundreds of offerings to our customers all around the world. But that does not mean we should continue to do everything we currently do. In fact, dispersing the efforts of Yahoo!’s best teams put the company in a position that wasn’t sustainable.

Going forward, we must and will be very focused on our core businesses — the offerings we provide consumers in media, communications and commerce — dedicating some of our best people and the most resources there. We must put our customers first by engaging the more than 700 million consumers coming to our sites every month and leveraging the deep relationships we have with our advertising partners. We will focus on the sites that provide us the clearest competitive advantages, where we hold leading positions in our categories.

Being clear about our core business focus also allows us to be much clearer going forward about what we won’t do. In fact, with all the growth opportunities we have, one of the most important pieces of our strategy — and that of any business in a fast-growing market — is in regularly defining what we won’t do.

Our focus on our core business and putting our customers first is the foundation on which we’ve based the essential elements of our strategic plan:

First, we’re consolidating technology platforms and shutting down or transitioning roughly 50 properties that don’t contribute meaningfully to engagement or revenue

Second, we’re clearly defining our core consumer businesses — including Yahoo! news, finance, sports, entertainment, mail, and a handful of others — those properties that generate the majority of our engagement and revenue

Third, we’re moving engineers into our consumer group to put them closer to our users, and dedicating some of our best and brightest Yahoos to meaningful innovation in those core businesses

Fourth, we’re accelerating the deployment of the platforms and technologies, like our Yahoo! Publishing Platform, which we’ve built to make each of our properties more scalable, nimble and flexible — and therefore less costly and time-consuming to run

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Fifth, we’re making better use of Yahoo!’s vast data to personalize consumer experiences and dramatically improve advertiser ROI

Sixth, we’re refocusing our R&D on our owned and operated properties, and stopping development of a number of initiatives including platforms for outside publishers and theoretical science that were outside our core.

To deliver on this work, we announced a new organizational structure in early April that aligns our teams around this new strategic framework with a focus on our core business and our customers. As part of this process, we decreased the size of our organizational footprint, including reducing our workforce. This streamlined structure and reduced bureaucracy is helping Yahoo! get stuff done at the pace our customers and our industry require.

All of these steps put us in a position to achieve the most important objective — creating value for our shareholders. With renewed focus on our core business and on delivering for our customers, we’ll produce clear, measurable results for our advertisers, including genuine insights from our vast data, so we can deliver real return on their investment. Really understanding our advertisers’ needs will position Yahoo! to better monetize all of our traffic globally and therefore, to grow.

Supporting all of the work on Yahoo!’s core business, we’ve also been moving very quickly and deliberately to ensure we have the right board of directors with the right experience and fresh perspective necessary to help lead through this change and accelerate Yahoo!’s transformation.

After a thorough review of a broad range of highly qualified candidates by our Nominating and Corporate Governance Committee, our board has appointed five new members, with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance. As reconstituted, a majority of Yahoo!’s directors will be new to the board this year, and all directors will have joined since 2010.

All of this change leverages Yahoo!’s brand, assets and data and provides a unique and renewed opportunity for this business. The foundation we have today is still extremely valuable — any company that starts with more than 700 million users, relationships with thousands of advertisers, hundreds of millions of dollars in cash flow, and long-standing strategic relationships and investments has a significant opportunity to create value.

Yahoo! now has a clear focus. We intend to win in our core and put our customers first. We will get that core business right and bring innovation and excitement back into Yahoo! experiences and our brand. That’s the top priority right now. Over time, we will earn the right to pursue new growth opportunities.

Yahoo! is one of the leading media and communications companies in the world. Our strategy should make clear that we intend to leverage our assets, brand, and leadership positions — fast. Our strategy will be centered on delivering for the customer. It is our goal to have the leading properties in our core business in every way our users choose to interact with us — on the PC, through tablets, on their phones, and more. I am determined that our leadership team and organization will make that happen.

Thank you for your continued support.

Scott

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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“After an extensive search, we have reconstituted Yahoo!’s board with proven leaders and independent thinkers focused on increasing shareholder value.” - Patti Hart

The New Yahoo! Board of Directors

In August 2011, Yahoo!’s independent directors reset the course of Yahoo!. Their first step was to change the leadership of the company. The board appointed a new CEO and moved to reconstitute board membership with a new team of independent directors providing the right mix of skills and experience to drive shareholder value.

After a thorough review of a broad range of highly qualified candidates by Yahoo!’s Nominating and Corporate Governance Committee, the board appointed five new members with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance.

With a new company structure shaped by Scott Thompson, and the complementary perspectives and expertise of its reconstituted board, Yahoo! is positioned to move into a new phase of growth and to restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for shareholders.

Scott Thompson

Director since January 2012

Proven Internet and technology leader

Track record of substantially growing business through customer engagement

Deep understanding of global online businesses

Facility with innovative technology, including mobile, and ability to leverage data to enhance customer experience

Alfred Amoroso

Director since February 2012

Keen understanding of consumer and digital technology

Business building and transformational leadership skills

Patti Hart

Director since June 2010

Significant executive-level management expertise and board leadership experience

Extensive leadership experience in consumer Internet and technology companies and relevant technology platforms

John D. Hayes

Director since April 2012

Outstanding global advertising and brand management executive

Deep expertise in innovative digital marketing and social ecosystem interaction and engagement

Creator of iconic marketing campaigns

Sue James

Director since January 2010

Extensive finance and accounting expertise from three decades as a partner at Ernst & Young

Significant depth of experience with complex global technology companies including M&A and major corporate events

David Kenny

Director since April 2011

Strong record of marketing, advertising, and media company leadership

Deep experience in digital marketing

Proven expertise in cloud technology to enhance mobile and fixed Internet customer experience

Peter Liguori

Director since April 2012

Stellar track record managing a large media network

Success developing critically acclaimed, popular original television programming

Creator of iconic marketing campaigns

Thomas J. McInemey

Director since April 2012

Extensive finance and restructuring experience

Has led highly complex transactions at a major Internet company

Expert in capital raising and mergers and acquisitions

Brad Smith

Director since June 2010

Strong background in cloud and mobile services

Experienced in identifying and capitalizing on shifts in customer demands

Track record of generating significant shareholder returns

Maynard Webb

Director since February 2012

Extensive senior leadership experience in engineering and technology management and operations

Has created growth- generating organizational processes and structures

Mobile advertising experience

EXPANDING THE BOARD’S EXPERTISE

Today’s Yahoo! board, reconstituted over the last several months, is stronger than ever. This is the result of swift and deliberate actions taken by the Nominating and Corporate Governance Committee – led by its independent chairperson, Patti Hart - which conducted a comprehensive search and review process. Working with a leading professional recruitment firm and using the committee’s desired skill sets and experience for new board members, the committee identified over 100 potential candidates and sought input from a number of our major shareholders. Committee members engaged with over 20 individuals, including four nominees presented by one of our largest shareholders. Following a comprehensive evaluation process, the committee and the board determined that the five new board members, together with the five continuing board members, were the best qualified, based on their accomplishments and directly relevant experience, to lead Yahoo! to its next phase of success. Working together, this board is reshaping Yahoo! and driving it to deliver increased shareholder value.

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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The New Yahoo! Board of Directors

Scott Thompson

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Biography

Mr. Thompson joined Yahoo! as chief executive officer in January 2012. Mr. Thompson has a deep record of Internet and technology experience and leadership, having most recently served as president of PayPal, a division of eBay Inc., an Internet auction and shopping company, where he had overall responsibility for establishing the company’s core business as the leading global online payment service. He previously served as PayPal’s senior vice president and chief technology officer. Before PayPal, Mr. Thompson was executive vice president of technology solutions at Inovant LLP, a subsidiary of Visa formed to oversee global technology for the organization. Mr. Thompson was also chief information officer of Barclays Global Investors, where he implemented a new strategic technology platform and global infrastructure. In addition, he worked at Coopers & Lybrand LLP, delivering information technology solutions to leading financial services clients. Mr. Thompson also serves on the board of directors of F5 Networks Inc., a provider of solutions for the delivery of software applications across networks, and Splunk Inc., a provider of enterprise software for collecting, indexing, and harnessing machine data.

Record of accomplishments he brings to Yahoo!

In his role as president of PayPal, Mr. Thompson continued his established track record of growing businesses by driving customer engagement built on strong technology platforms. Under his leadership, PayPal solidified its lead as the global online payment service, processing $118 billion in payments from more than 100 million users in 190 countries in 2011.

Under Mr. Thompson’s leadership, PayPal executed a number of major game-changing acquisitions, including Fraud Sciences, BillMeLater, Zong, Where, and Magento.

Mr. Thompson built a solid foundation of existing assets and resources to drive PayPal’s growth, while successfully recruiting and building a talented and experienced executive team. His deep understanding of online businesses combined with his operational capabilities resulted in increased profitability and value, growing PayPal’s revenues from $1.8 billion to over $4 billion in 2011, accounting for 38% of eBay’s revenue that year.

At PayPal, Mr. Thompson focused on creating great customer experiences based on engaging content and highly sophisticated technology. He was a driving force behind mobile product innovation and the growth of PayPal’s successful mobile payments business, which accounted for $4 billion in payment volume in 2011.

In establishing PayPal as a compelling and sustainable business, Mr. Thompson effectively leveraged the company’s data to generate innovative new products, enhance the customer experience, and measure and understand risk and fraud.

THE NEW YAHOO! BOARD OF DIRECTORS

In August 2011, Yahoo!’s independent directors reset the course of Yahoo!. Their first step was to change the leadership of the company. The board appointed a new CEO and moved to reconstitute board membership with a new team of independent directors providing the right mix of skills and experience to drive shareholder value. After a thorough review of a broad range of highly qualified candidates by Yahoo!’s Nominating and Corporate Governance Committee, the board appointed five new members with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance. With a new company structure shaped by Scott Thompson, and the complementary perspectives and expertise of its reconstituted board, Yahoo! is positioned to move into a new phase of growth and to restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for shareholders.

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‘Yahoo! is moving forward fast’

Mr. Thompson’s understanding of the importance of creating a strong value proposition for partners and customers as the foundation of a successful Internet business resulted in the expansion of PayPal’s user base from 50 million to more than 104 million active users and the use of PayPal by more than 8 million merchants globally.

Mr. Thompson led PayPal in developing a uniquely global Internet business, operating in 190 countries, by establishing innovative competitive advantages in many of those markets.

Alfred Amoroso

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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“After an extensive search, we have reconstituted Yahoo!’s board with proven leaders and independent thinkers focused on increasing shareholder value.” - Patti Hart

The New Yahoo! Board of Directors

Alfred Amoroso

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Biography

Mr. Amoroso has served as a member of our board since February 2012. Mr. Amoroso has been an executive advisor to the senior management of Rovi Corporation, the provider of digital entertainment technology formerly known as Macrovision Solutions Corp., since December 2011, and served on Rovi’s board of directors from July 2005 through April 2012. Mr. Amoroso was the president and chief executive officer of Rovi from July 2005 to December 2011. He served on the board of Foundry Networks Inc., a provider of networking hardware, from October 2000 to December 2008, and as chairman from January 2007 to December 2008, when it was sold to Brocade Communications Systems Inc. Previously, Mr. Amoroso was an adviser to Warburg Pincus, a private equity investment firm, from September 2004 to June 2005. From July 2002 to August 2004, Mr. Amoroso was the president, chief executive officer, and vice chairman of META Group, an information technology research and advisory firm. Mr. Amoroso served as president, chief executive officer, and as a director of CrossWorlds Software Inc. from October 1999 until its merger with International Business Machines in January 2002. From November 1993 to October 1999, Mr. Amoroso held various positions at IBM, a global technology company, including as a member of the worldwide management committee. Before working at IBM, Mr. Amoroso was the lead technology partner and partner-in-charge of the Worldwide Insurance Consulting Practice at Price Waterhouse LLP.

Record of accomplishments he brings to the Yahoo! board

Mr. Amoroso has a deep understanding of consumer and digital technology. During his tenure as chief executive officer of Rovi, its revenue grew from $203.2 million in fiscal year 2005 to $690.8 million in fiscal year 2011. Additionally, he understands the value of innovation and the importance of intellectual property as a foundation for a competitive technology business. Rovi has amassed over 5,100 issued or pending patents worldwide, the licensing of which contributed to a significant increase in revenue.

Mr. Amoroso also led the company to establish a multiyear deal with Apple Inc., and in 2008, he led the company to acquire Gemstar-TV Guide International Inc., a provider of interactive program guide technology, in a cash-and-stock transaction worth approximately $2.8 billion.

As chief executive officer of Macrovision Solutions Corp., Mr. Amoroso demonstrated his business- building and turnaround skills. Under his leadership, the company transitioned to a digital entertainment and software business, and he led the company through a number of key acquisitions. While at META Group, he also drove changes in the business that resulted in increased revenue growth and profitability.

THE NEW YAHOO! BOARD OF DIRECTORS

In August 2011, Yahoo!’s independent directors reset the course of Yahoo!. Their first step was to change the leadership of the company. The board appointed a new CEO and moved to reconstitute board membership with a new team of independent directors providing the right mix of skills and experience to drive shareholder value. After a thorough review of a broad range of highly qualified candidates by Yahoo!’s Nominating and Corporate Governance Committee, the board appointed five new members with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance. With a new company structure shaped by Scott Thompson, and the complementary perspectives and expertise of its reconstituted board, Yahoo! is positioned to move into a new phase of growth and to restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for shareholders.

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‘Yahoo! is moving forward fast’

In approximately three years as chief executive officer of CrossWorlds Software Inc., he revamped and expanded the business, grew minimal revenues to approximately $86 million, and forged alliances with companies such as PwC and IBM. He also led the company’s IPO, and ultimately sold the business to IBM in January 2002.

Mr. Amoroso served in several roles at IBM, becoming general manager of Asia Pacific Global Services in 1997, where he grew revenue from $3.6 billion to approximately $7 billion over a three-year period.

Scott Thompson

Patti Hart

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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“After an extensive search, we have reconstituted Yahoo!’s board with proven leaders and independent thinkers focused on increasing shareholder value.” - Patti Hart

The New Yahoo! Board of Directors

Patti Hart

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Biography

Ms. Hart has served as a member of our board since June 2010. Ms. Hart has been chief executive officer of International Game Technology, a global provider of electronic gaming equipment and systems products, since April 2009 (also serving as president from April 2009 to July 2011), and has served on its board of directors since June 2006, including as lead independent director from August 2008 until becoming president and chief executive officer. Before joining IGT, Ms. Hart was the chairman and chief executive officer of Pinnacle Systems Inc., a digital video hardware and software company (now a subsidiary of Avid Technology Inc.), from 2004 to 2005, and of Excite@Home Inc., a high-speed broadband Internet service provider, from 2001 to 2002. She previously served as a director of Korn/Ferry International Inc., an executive search firm, including as its lead independent director from June 2006 to April 2009. She also previously served as a director of Lin TV Corporation, a television station holding company; Plantronics Inc., a consumer electronics manufacturer, and Spansion LLC, a flash- memory chip manufacturer.

Record of accomplishments she brings to the Yahoo! board

Ms. Hart has significant executive level management expertise and technology sector experience within an industry with rapidly evolving technology.

As chief executive officer of IGT, Ms. Hart focused the company on the importance of increasing the speed of innovation. Ms. Hart also positioned IGT to build a valuable intellectual property portfolio and use it as a path to move the business and industry forward.

To move IGT to the next level, Ms. Hart focused on identifying new market and customer trends on which to capitalize. Two important trends that Ms. Hart identified were the move toward a more social gaming experience, setting out to give players more control over their entertainment, the ability to share their experiences, and more options to multitask, and the move to online gaming. In 2011, the company grew its gaming operations installed base for the first time since fiscal 2007.

Under Ms. Hart’s leadership, IGT transferred games from its land-based business to online gaming, increasing the number of games that have been introduced to online partners year over year. Additionally, in 2010, Ms. Hart led the creation of an Interactive division within IGT dedicated to further building its online and mobile gaming presence.

Since Ms. Hart was named chief executive officer in April 2009, IGTs stock has increased by over 60%.

THE NEW YAHOO! BOARD OF DIRECTORS

In August 2011, Yahoo!’s independent directors reset the course of Yahoo!. Their first step was to change the leadership of the company. The board appointed a new CEO and moved to reconstitute board membership with a new team of independent directors providing the right mix of skills and experience to drive shareholder value. After a thorough review of a broad range of highly qualified candidates by Yahoo!’s Nominating and Corporate Governance Committee, the board appointed five new members with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance. With a new company structure shaped by Scott Thompson, and the complementary perspectives and expertise of its reconstituted board, Yahoo! is positioned to move into a new phase of growth and to restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for shareholders.

WATCH THE VIDEO

Play Video

‘Yahoo! is moving forward fast’

Alfred Amoroso

John D. Hayes

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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“After an extensive search, we have reconstituted Yahoo!’s board with proven leaders and independent thinkers focused on increasing shareholder value.” - Patti Hart

The New Yahoo! Board of Directors

John D. Hayes

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Biography

Mr. Hayes has served as chief marketing officer at American Express since 2003, overseeing the company’s marketing strategies and product development, as well as its global marketing, market research, and publishing organizations. Previously, he served for eight years as American Express’s executive vice president, global advertising and brand management, and was responsible for brand marketing worldwide. Before joining American Express, he was the president of Lowe & Partners, a leading brand and advertising firm, where he focused on the development of product positions and global campaigns for some of the world’s top corporate brands.

Record of accomplishments he brings to the Yahoo! board Mr. Hayes, one of the nation’s most innovative marketing executives with an expertise in digital marketing, has helped successfully steer American Express through the fastest changing media landscape in the company’s 162-year history. Under his marketing leadership, the company has launched more than 200 new products and implemented cutting-edge business strategies and iconic marketing campaigns, such as “My life. My card.”

Mr. Hayes not only embraces the rapidly evolving digital world but also experiments within it. He has focused on discovering new ways to engage and connect with customers, enhance the American Express Cardmember experience, and create new relationships with potential customers. He has helped American Express use new media and distribution channels by forging innovative partnerships with leading social and new media players, including VEVO, YouTube, foursquare, Facebook, and Twitter.

His marketing successes have included Small Business Saturday, in which American Express helped small businesses by harnessing the power of social media. Among the participants in the program, small businesses saw an estimated 23% increase in Cardmember transactions in 2011, compared to 2010. In addition, in 2006, Mr. Hayes was one of the creators of the (RED) campaign, a revolutionary marketing effort to address the AIDS emergency in Africa. In 2001, Mr. Hayes also brought American Express in as a founding sponsor of the Tribeca Film Festival, which was created to revitalize and bring business and energy back to lower Manhattan after the events of September 11, 2001.

During his time as president of Lowe & Partners, Mr. Hayes led the advertising company to unprecedented growth through his work with clients such as Coca-Cola and Sprite. In addition, he led the development of global campaigns for Citibank, Aetna, Procter & Gamble, Prudential Insurance, RJR Nabisco, and Mercedes-Benz.

Mr. Hayes was named the “2010 Corporate Marketing Executive of the Year” by the Delaney Report and received the “2008 Global Leadership Award” from the UJA-Federation of New York, among other awards and recognitions.

THE NEW YAHOO! BOARD OF DIRECTORS

In August 2011, Yahoo!’s independent directors reset the course of Yahoo!. Their first step was to change the leadership of the company. The board appointed a new CEO and moved to reconstitute board membership with a new team of independent directors providing the right mix of skills and experience to drive shareholder value. After a thorough review of a broad range of highly qualified candidates by Yahoo!’s Nominating and Corporate Governance Committee, the board appointed five new members with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance. With a new company structure shaped by Scott Thompson, and the complementary perspectives and expertise of its reconstituted board, Yahoo! is positioned to move into a new phase of growth and to restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for shareholders.

WATCH THE VIDEO

Play Video

‘Yahoo! is moving forward fast’

Patti Hart

Sue James

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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“After an extensive search, we have reconstituted Yahoo!’s board with proven leaders and independent thinkers focused on increasing shareholder value.” - Patti Hart

The New Yahoo! Board of Directors

Sue James

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Biography

Ms. James has served as a member of our board since January 2010. Ms. James joined Ernst & Young LLP, a global accounting services firm, in 1975, serving as a partner from 1987 until her retirement in June 2006, and as a consultant from June 2006 to December 2009. During her tenure with Ernst & Young, she was the lead partner or partner- in-charge of audit work for a number of significant technology companies, including Intel Corporation, Sun Microsystems, Amazon.com Inc., Autodesk, and Hewlett-Packard Company as well as for the Ernst & Young North America Global Account Network. She also served on the Ernst & Young Americas Executive Board of Directors from January 2002 through June 2006. Currently, Ms. James serves as a director of Applied Materials Inc., a supplier of nanotechnology materials, and Coherent Inc., a laser and optical component manufacturer. She is a certified public accountant (inactive) and a member of the American Institute of Certified Public Accountants. Ms. James also serves as president and on the board of directors of the Tri-Valley Animal Rescue, a nonprofit organization dedicated to providing homes for homeless pets.

Record of accomplishments she brings to the Yahoo! board

Ms. James, one of the most accomplished executives in her field, has a wealth of financial knowledge and extensive finance and accounting experience acquired from spending more than 30 years at Ernst & Young as an audit and accounting adviser to global technology companies. As the lead partner or partner-in-charge of audit work, Ms. James served Ernst & Young clients including Intel Corporation, Sun Microsystems, Amazon.com Inc., Autodesk, and Hewlett-Packard Company.

During her career at Ernst & Young, Ms. James advised many technology companies in connection with significant mergers and acquisitions and other key corporate events, such as advising Hewlett-Packard Company in connection with its merger with Compaq Computer Corporation. On the basis of her experience working with major multinational companies, she was appointed to the Ernst & Young Americas Executive Board of Directors, serving from January 2002 through June 2006.

Ms. James’s mix of technology and financial experience provides her with significant expertise in establishing operational and financial efficiencies.

Since Ms. James joined the board of Coherent Inc. in March 2008, the company’s stock price has increased approximately 90%.

THE NEW YAHOO! BOARD OF DIRECTORS

In August 2011, Yahoo!’s independent directors reset the course of Yahoo!. Their first step was to change the leadership of the company. The board appointed a new CEO and moved to reconstitute board membership with a new team of independent directors providing the right mix of skills and experience to drive shareholder value. After a thorough review of a broad range of highly qualified candidates by Yahoo!’s Nominating and Corporate Governance Committee, the board appointed five new members with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance. With a new company structure shaped by Scott Thompson, and the complementary perspectives and expertise of its reconstituted board, Yahoo! is positioned to move into a new phase of growth and to restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for shareholders.

WATCH THE VIDEO

Play Video

‘Yahoo! is moving forward fast’

John D. Hayes

David Kenny

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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HOME STRATEGIC FRAMEWORK THE NEW YAHOO! BOARD TIMELINE NEWS & FILINGS

“After an extensive search, we have reconstituted Yahoo!’s board with proven leaders and independent thinkers focused on increasing shareholder value.” – Patti Hart

The New Yahoo! Board of Directors

David Kenny

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Biography

Mr. Kenny has served as a member of our board since April 2011. Since January 2012, Mr. Kenny has been chairman and chief executive officer of The Weather Channel Companies, a group of companies providing weather news and information. Mr. Kenny served as president of Akamai Technologies Inc., a service provider for accelerating and improving the delivery of content and applications over the Internet, from September 2010 to October 2011, as a director from July 2007 to October 2011, and as an advisor from October 2011 to December 2011. From June 2008 to June 2010, Mr. Kenny was managing partner of VivaKi, which is the media and digital arm of Publicis Groupe. He served on the Management Board (Directoire) of Publicis from January 2008 to June 2010. From August 1997 to May 2008, Mr. Kenny was chief executive officer of Digitas Inc., a relationship marketing services firm that was acquired by Publicis in 2007. He was a director of Digitas from 1997 to 2008 and chairman from 1999 to

2008. Mr. Kenny is currently a director of Teach For America, a nonprofit organization dedicated to eliminating educational inequity. He was a director of The Corporate Executive Board Company, which provides research and analysis on corporate strategy and operations, from February 1999 to August 2010.

Record of accomplishments he brings to the Yahoo! board

Mr. Kenny has substantial industry experience and a deep understanding of new technologies, having recently served as president of Akamai, the leading cloud platform designed to help enterprises provide secure, high-performing user experiences to mobile and fixed Internet users. Through Mr. Kenny’s leadership, Akamai transformed its online businesses by leveraging trends such as mobile and cloud technologies, while overcoming the challenges presented by security threats and the need to reach users globally.

As CEO of The Weather Channel Companies, Mr. Kenny is responsible for a cross-platform media company that operates a top-ten website in the U.S. and a cable network seen in more than 100 million U.S. homes. The Weather Channel Companies also operate the No. 1 mobile content site and provide the second most used apps on all smart phones.

Mr. Kenny also has significant expertise in digital advertising and media. At Publicis, he helped shape some of the most innovative and strategic marketing solutions for some of the world’s biggest brands. As a member of Publicis’ Management Board (Directoire) and its Executive Committee, Mr. Kenny helped chart the company’s approach to an increasingly complex media world.

Mr. Kenny also established VivaKi as a digital touch-point for all parts of Publicis’ networks. He successfully helped lead the $268.8 million acquisition of Razorfish from Microsoft and the subsequent integration into the organization. While at the company, VivaKi contributed to Publicis becoming a world leader in digital communication.

THE NEW YAHOO! BOARD OF DIRECTORS

In August 2011, Yahoo!’s independent directors reset the course of Yahoo!. Their first step was to change the leadership of the company. The board appointed a new CEO and moved to reconstitute board membership with a new team of independent directors providing the right mix of skills and experience to drive shareholder value. After a thorough review of a broad range of highly qualified candidates by Yahoo!’s Nominating and Corporate Governance Committee, the board appointed five new members with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance. With a new company structure shaped by Scott Thompson, and the complementary perspectives and expertise of its reconstituted board, Yahoo! is positioned to move into a new phase of growth and to restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for shareholders.

WATCH THE VIDEO

Play video

‘Yahoo! Is moving forward fast’

Mr. Kenny’s industry experience also includes his instrumental work with Digitas, the digital marketing agency. During his time as chief executive officer, he led the overall digital and interactive strategy during a time of industry evolution (through the dot-com boom and bust) and more measured growth. The acquisition of Digitas by Publicis took the company from being a predominantly U.S. company to a global firm with an industry-leading position in digital and direct marketing services.

Before Digitas, Mr. Kenny was a senior partner at Bain & Company, the global strategy consulting firm, from 1988 to 1997. He was named to its Policy Committee in 1995 at the age of 33. Before his consulting career, Mr. Kenny held marketing and strategy positions with General Motors Corporation.

Sue James

Peter Liguori

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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“After an extensive search, we have reconstituted Yahoo!’s board with proven leaders and independent thinkers focused on increasing shareholder value.” – Patti Hart

The New Yahoo! Board of Directors

Peter Liguori

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Biography

Mr. Liguori served as chief operating officer of Discovery Communications Inc., the leading nonfiction media company in the world, through 2011. Before that, he served as chairman and president of entertainment for Fox Broadcasting Co. Previously, he was president and chief executive officer of FX Networks, News Corp.’s flagship entertainment cable network. In this role, he was primarily responsible for overseeing the business and programming operations for FX and the Fox Movie Channel. Before joining FX Networks, he served in a series of positions with Home Box Office Inc., including as vice president of consumer marketing, where he was responsible for marketing efforts supporting the HBO brand and HBO original movies, and as senior vice president of marketing at HBO’s Home Video Division. He began his career in the advertising industry, where he held positions at Ogilvy & Mather as an account supervisor for Unilever and at Saatchi & Saatchi as an account executive for Procter & Gamble. He currently serves on the boards of The Topps Company Inc. and MGM Holdings Inc.

Record of accomplishments he brings to the Yahoo! board

As chief operating officer at Discovery Communications, Mr. Liguori oversaw the launch of, and served on the boards of directors of, networks such as OWN (Oprah Winfrey Network), The Hub (a kids’ channel it owns with toy company, Hasbro Inc.) and 3net (a 3-D channel it launched with Imax Corp. and Sony Corp.). Discovery Communications saw midteen growth during Mr. Liguori’s two years with the company, on the strength of improved ratings and greater audience share in a flat viewing environment.

Under Mr. Liguori’s leadership, Fox Broadcasting Co. was the leading broadcast television network among adults 18-49 in primetime programming during each of the four years of his tenure.

Over a seven-year period, under Mr. Liguori’s leadership, FX Networks grew from an emerging network reaching 39 million homes to a top-five basic cable network reaching more than 84 million homes and recording all-time highs in ratings and revenue. He also developed and premiered critically acclaimed programs such as “Nip/Tuck,” “The Shield,” and “Rescue Me.”

Mr. Liguori helped develop HBO’s event marketing strategy to drive subscriptions, awareness, and viewer satisfaction. As vice president of marketing and senior vice president of marketing, Mr. Liguori’s duties included creating and implementing marketing programs for all HBO Home Video product expansion and the development of its programming lineup.

While at HBO, he also helped develop and implement various marketing campaigns, including “It’s Not TV. It’s HBO,” which at the time was the largest brand image campaign in the network’s history. Due to the immense success of this marketing campaign, this slogan was expanded to print, radio, and direct mail, and in 2003 it was named in the Cable & Telecommunications Association for Marketing (CTAM) Hall of Fame.

THE NEW YAHOO! BOARD OF DIRECTORS

In August 2011, Yahoo!’s independent directors reset the course of Yahoo!. Their first step was to change the leadership of the company. The board appointed a new CEO and moved to reconstitute board membership with a new team of independent directors providing the right mix of skills and experience to drive shareholder value. After a thorough review of a broad range of highly qualified candidates by Yahoo!’s Nominating and Corporate Governance Committee, the board appointed five new members with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance. With a new company structure shaped by Scott Thompson, and the complementary perspectives and expertise of its reconstituted board, Yahoo! is positioned to move into a new phase of growth and to restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for shareholders.

WATCH THE VIDEO

Play video

‘Yahoo! Is moving forward fast’

David Kenny

Thomas J. Mclnerney

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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"After an extensive search, we have reconstituted Yahoo!'s board with proven leaders and independent thinkers focused on increasing shareholder value." – Patti Hart

The New Yahoo! Board of Directors

Thomas J. McInerney

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Biography



Mr. McInerney served as executive vice president and chief financial officer of IAC/InterActiveCorp from January 2005 to March 2012. From January 2003 through December 2005, Mr. McInerney was chief executive officer of IAC's retailing sector. Before that time, Mr. McInerney served as executive vice president and chief financial officer of Ticketmaster (before it became a wholly-owned subsidiary of IAC in January 2003) and its predecessor company, Ticketmaster Online-CitySearch Inc. In these roles, he was responsible for all financial operations including SEC reporting, planning and budgeting, financial analysis and shareholder relations, and tax. He also worked closely with the business development team on strategic planning and acquisitions. Mr. McInerney was also an investment banker at Morgan Stanley for eleven years, advising a wide variety of public companies across several industries on restructurings, mergers and acquisitions, initial public offerings, and other capital-raising activities. He also serves on the boards of HSN Inc. and Interval Leisure Group Inc.

Record of accomplishments he brings to the Yahoo! board

- During his tenure as chief financial officer at IAC, the company became one of the most dynamic large capitalization Internet companies by operating more than 50 leading and diversified Internet businesses across 30 countries, acquiring companies such as Ask Jeeves and OK Cupid, and deriving substantially all of its revenue from online advertising and consumer subscription fees. Mr. McInerney helped lead IAC's effort to exchange Liberty Media's holding in the company for cash and assets in a highly complex transaction that was tax-free to both parties, and was instrumental in IAC's repatriation of over $4 billion in capital to shareholders in the form of share repurchases.
- IAC Retailing reached in excess of $3 billion in annual sales and a record $230 million in annual pre-tax profit during Mr. McInerney's tenure as chief executive, and comprised more than 5,000 employees and approximately 10 million active customers. The business operated direct retailing operations across television, Internet, and catalog channels in the U.S. and Germany, and had a significant investment in the leading home shopping company in Japan. Sales increased nearly 40% during Mr. McInerney's tenure and annual profits doubled, while Internet penetration and customer service levels improved materially.
- The value of IAC shares has more than tripled in the past three years. Additionally, the value of HSN Inc. shares more than doubled since Mr. McInerney became a director, when it was spun off from IAC in 2008, and the value of Interval Leisure Group's stock has increased approximately 28% during the roughly four years in which he has been a director, since its spin out from IAC.

THE NEW YAHOO! BOARD OF DIRECTORS

In August 2011, Yahoo!'s independent directors reset the course of Yahoo!. Their first step was to change the leadership of the company. The board appointed a new CEO and moved to reconstitute board membership with a new team of independent directors providing the right mix of skills and experience to drive shareholder value. After a thorough review of a broad range of highly qualified candidates by Yahoo!'s Nominating and Corporate Governance Committee, the board appointed five new members with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance. With a new company structure shaped by Scott Thompson, and the complementary perspectives and expertise of its reconstituted board, Yahoo! is positioned to move into a new phase of growth and to restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for shareholders.

WATCH THE VIDEO


Play Video

'Yahoo! is moving forward fast'

During Mr. Mclnemey’s tenure as chief financial officer at Ticketmaster, the company derived its revenue primarily from three sources: ticketing, online personals subscriptions, and city guide sponsorships and advertising. Mr. Mclnerney was part of the senior team that purchased Match.com in 1999 when it had only $6 million In revenue, which has increased more than fifty-fold in the last twelve years. While Mr. Mclnerney was at Ticketmaster, its revenue increased 35% from 1999 to 2001.

At Morgan Stanley, Mr. Mclnerney worked with a wide variety of public companies in the consumer, industrial, and service industries and advised on restructuring, M&A, IPO, and other capital-raising transactions.

Peter Liguori

Brad Smith

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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“After an extensive search, we have reconstituted Yahoo!’s board with proven leaders and independent thinkers focused on increasing shareholder value.” – Patti Hart

The New Yahoo! Board of Directors

Brad Smith

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Biography

Mr. Smith has been a member of our board since June 2010. Mr. Smith has served as president and chief executive officer of Intuit Inc., a provider of business and financial management software, and as a member of its board of directors since January 2008. He was senior vice president and general manager of Intuit’s Small Business division from May 2006 to December 2007, and senior vice president and general manager of Intuit’s QuickBooks from May 2005 to May 2006. He also served as senior vice president and general manager of Intuit’s Consumer Tax Group from March 2004 until May 2005, and as vice president and general manager of Intuit’s Accountant Central and Developer Network from February 2003 to March 2004. Before joining Intuit in 2003, Mr. Smith was senior vice president of marketing and business development of Automatic Data Processing Inc., a provider of business outsourcing solutions, where he held several executive positions from 1996 to 2003.

Record of accomplishments he brings to the Yahoo! board

Through his commitment to innovation, focus on customer experience, and operational execution, Mr. Smith has led Intuit to become a leading provider of business and financial management solutions. He steered the company into the cloud and mobile worlds and has led a re-engineering of the organization into a customer-focused driver of innovation and value.

When Mr. Smith was appointed chief executive officer in 2008, he created a strategic vision that recognized important market shifts that would serve as growth catalysts for Intuit’s future. After Intuit’s rebranding, revenue from May to July 2008 was 11% higher than the final fiscal quarter of 2007. Since Mr. Smith was named chief executive officer, the company’s revenue has increased consistently year over year, topping $3.9 billion in fiscal 2011 versus $2.67 billion in 2007.

Since Mr. Smith was named chief executive officer in January 2008, Intuit’s stock price has increased approximately 90%.

Among the most significant trends he identified was the increasing shift to a “connected services” world. Mr. Smith accelerated innovation across the company, fueling, among other initiatives, Intuit’s transformation from traditional desktop software to connected services.

Throughout his time at Intuit, Mr. Smith has successfully led several of its major businesses. He was responsible for the company’s Small Business division, serving seven million small businesses. He also led the company’s Consumer Tax Group, where he helped position the business to grow into the leading consumer tax preparation software provider.

Mr. Smith has been recognized by employees and externally for his outstanding leadership skills, and Intuit has been consistently ranked as one of the best places to work. In 2012, Intuit ranked for the 11th year in a row on Fortune’s list of “100 Best Companies to Work for in the U.S.,” at No. 19.

THE NEW YAHOO! BOARD OF DIRECTORS

In August 2011, Yahoo!’s independent directors reset the course of Yahoo!. Their first step was to change the leadership of the company. The board appointed a new CEO and moved to reconstitute board membership with a new team of independent directors providing the right mix of skills and experience to drive shareholder value. After a thorough review of a broad range of highly qualified candidates by Yahoo!’s Nominating and Corporate Governance Committee, the board appointed five new members with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance. With a new company structure shaped by Scott Thompson, and the complementary perspectives and expertise of its reconstituted board, Yahoo! is positioned to move into a new phase of growth and to restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for shareholders.

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‘Yahoo! Is moving forward fast’

Thomas J. Mclnerney

Maynard Webb

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important Information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal Information, please read Legal Disclaimers.

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HOME STRATEGIC FRAMEWORK THE NEW YAHOO! BOARD TIMELINE NEWS & FILINGS

“After an extensive search, we have reconstituted Yahoo!’s board with proven leaders and independent thinkers focused on increasing shareholder value.”- Patti Hart

The New Yahoo! Board of Directors

Maynard Webb

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Biography

Mr. Webb has been a member of our board since February 2012. Mr. Webb has served as chairman of the board of LiveOps Inc., a provider of cloud contact center solutions, since December 2008 and as its chief executive officer from December 2006 to July 2011. From June 2002 to August 2006, Mr. Webb served as chief operating officer of eBay Inc., an online global marketplace, and from August 1999 to June 2002, he served as president of eBay Technologies. Before that, Mr. Webb was the senior vice president and chief information officer at Gateway Inc., a computer manufacturer, and vice president and chief information officer at Bay Networks Inc., a manufacturer of computer networking products. Mr. Webb is also currently a director of salesforce.com. Mr. Webb also founded Webb Investment Network, a seed-stage venture capital firm, in June 2010. Mr. Webb was previously a director on several public company boards, including Gartner Inc., Niku Corp., Extensity Inc., and Hyperion Solutions Corp. In addition, Mr. Webb has been a director of several private company boards including Peribit Networks Inc., AdMob Inc., and Baynote Inc.

Record of accomplishments he brings to the Yahoo! board

During his time at LiveOps, Mr. Webb grew revenues to over $125 million, expanded the business into the enterprise market, and grew the customer base to over 200 companies.

As chief operating officer of eBay, Mr. Webb helped drive the company’s global presence and market share. During his tenure, he is credited with creating organizational processes and day-to-day structures that enabled eBay to grow from $1.2 billion in revenue to $6 billion in 2006, while the employee base grew from 4,000 to more than 13,000. He drove improvement in productivity leading to great operating margins and achieved world-class technical capability as measured in scalability, availability, and product delivery. His initiatives also resulted in industry-leading satisfaction and reduced costs.

At eBay, Mr. Webb directed engineering and technology operations, product development, customer support, trust and safety, global billing, human resources, and legal functions. He also helped lead the successful $1.5 billion acquisition of PayPal as well as acquisitions of more than 10 other companies.

During his tenure as chief information officer, Bay Networks reported record revenue for fiscal year 1998 of approximately $2.4 billion, a 15.2% increase compared with fiscal year 1997.

Mr. Webb has significant directorship experience, having served on the board of various public and private technology and Internet companies over his professional career, and currently acting as a director of salesforce.com and LiveOps Inc. Since Mr. Webb joined the board of salesforce.com in September 2006, the company’s stock price has more than quadrupled in value.

THE NEW YAHOO! BOARD OF DIRECTORS

In August 2011, Yahoo!’s independent directors reset the course of Yahoo!. Their first step was to change the leadership of the company. The board appointed a new CEO and moved to reconstitute board membership with a new team of independent directors providing the right mix of skills and experience to drive shareholder value. After a thorough review of a broad range of highly qualified candidates by Yahoo!’s Nominating and Corporate Governance Committee, the board appointed five new members with impressive records of significant accomplishment at high levels of media, advertising, marketing, technology, the Internet, and finance. With a new company structure shaped by Scott Thompson, and the complementary perspectives and expertise of its reconstituted board, Yahoo! is positioned to move into a new phase of growth and to restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for shareholders.

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Brad Smith

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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"We're fundamentally re-thinking every part of our business and looking at all options to put maximum effort where we can succeed." - Scott Thompson

Yahoo! – Moving Forward Fast

Beginning last August, the Yahoo! board acted aggressively to bring forward-looking change to the company. The board selected a CEO who is leading an intensive effort to refocus Yahoo! on its core strengths, streamlining the organization for nimble execution, and redeploying resources to the highest growth opportunities. The board also reconstituted itself with five new directors who have the right mix of skills, experience and fresh perspective to complement the five continuing board members and serve the interests of all shareholders.

Yahoo!'s new board and CEO have the expertise and fresh perspective needed to increase value for Yahoo! shareholders.

2011			2012		
August	September	October to December	January to February	March	April

AUG 2011

Initiates Change

- The board calls a special meeting of independent directors, initiating an ongoing effort to increase shareholder value and position the company for growth.

SEP 2011

Implements Leadership Change

- The board removes the company's CEO and commences the search for a new CEO with the vision and capability to drive Yahoo! forward into its next era of success. More »
- Tim Morse, the company's CFO, is named interim CEO.

All of these efforts predate Third Point's letter to the board and disclosure of its investment in the company on September 8, 2011.

OCT to DEC 2011

Executes on Business Objectives

- Yahoo! launches an alliance with ABC News to leverage Yahoo!'s reach and technology with ABC's brands, anchors, and news gathering operation.
- Yahoo! announces the acquisition of interclick, a data-driven advertising solutions company, which extends the company's audience targeting capabilities.
- Yahoo! debuts new products for mobile and tablet platforms, allowing customers to further tailor their web experiences.
- Yahoo! achieves Q4 profits well ahead of guidance and Wall Street expectations.

JAN to FEB 2012 Recruits New CEO

After a comprehensive executive search conducted by the independent members of the board’s CEO search committee, former PayPal President Scott Thompson is appointed as CEO.

Mr. Thompson’s appointment demonstrates to investors the board’s determination, as a Jefferies analyst wrote, to “reinvigorate Yahoo!”. Many in the investment community agree:

“We think [Thompson] is an ideal candidate in that he has a proven track record and has had a leadership role at a major web 1.0 company that has successfully become a significant web 2.0 company.” —Anthony DiClemente, Barclays

“We hold him in high regard given his track record of success at PayPal, where he increased users, revenues, and margins… a very capable executive.” — Spencer Wang, Credit Suisse

“…a strong technology leader who can walk into a developer’s room and hold court, who has credibility.” — Charlene Li, Altimeter Group

Reconstitutes Board

Co-founder and director Jerry Yang resigns from all positions with Yahoo!. More »

Yahoo!’s four longest-tenured directors volunteer not to run for re-election at the company’s upcoming shareholder’s meeting.

Two new independent directors, recommended by the Nominating and Corporate Governance Committee, chaired by independent director Patti Hart, are appointed to the board.

Alfred Amoroso, former President and CEO of Rovi Corporation; and

Maynard Webb, chairman and former CEO of LiveOps. Inc., and former COO of eBay

The Nominating and Corporate Governance Committee announces that it is seeking additional directors to round out the board.

MAR 2012 Board Appoints Three New Directors

Three new directors are appointed to the board following a thorough search. In total, the Nominating and Corporate Governance Committee identifies more than 100 potential candidates, committee members engage with more than 20 individuals. The new directors selected are the following:

John D. Hayes, executive vice president and CMO of American Express Company;

Peter Liguori. former COO of Discovery Communications, Inc. and former chairman and president of Entertainment of Fox Broadcasting Network; and

Thomas J. Mclnerney. the former CFO of lAC/lnterActiveCorp.

As reconstituted, following the annual meeting a majority of directors will be new to Yahoo!’s board this year, and all directors will have joined the board since 2010.

Board Offers Two Seats to Third Point

Following the recommendation of the Nominating and Corporate Governance Committee, the board offers Third Point two board seats, including one of its nominees and a second mutually agreeable candidate, which would bring Third Point’s perspective into the boardroom.

Third Point founder Daniel Loeb rejects the board’s offer unless he is personally appointed to the board.

While the board remains open to working constructively with Third Point, it concludes that Mr. Loeb himself does not bring the relevant skill set to the board, particularly in comparison to the other potential candidates.

APR 2012 Yahoo! Takes Major Steps Forward

Following a thorough review of Yahoo!’s business, new CEO Scott Thompson outlines next steps toward building a smaller, nimbler, more profitable Yahoo!, better equipped for growth and innovation. A refocus on core businesses and priorities eliminates 2,000 positions in the company.

Fewer than 100 days after being appointed CEO, Thompson presents a plan to focus the majority of Yahoo!’s resources on its core consumer business in media, connections, and commerce, where the company has demonstrated competitive advantages and clear opportunities to win. He notes the essential elements of the plan:

Consolidating technology platforms

Defining the core media, connections and commerce business

Moving engineers into the core consumer business and closer to Yahoo! customers

Accelerating the deployment of scalable platforms and technologies

More effectively using Yahoo!’s data to personalize customer experiences and improve advertiser ROI Refocusing R&D on Yahoo!’s owned and operated properties

Yahoo!’s Q1 2012 financial results beat both the company’s guidance and consensus analyst estimates for revenues and profits. EPS for Q1 2012 are also well ahead of Wall Street consensus.

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

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"Our highest priority is winning in our core business and that will earn us the right to pursue new growth opportunities." - Scott Thompson

Yahoo! Shareholder Letter Outlines Forward Momentum and Urges Election of Its Board Nominees

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SUNNYVALE, Calif., May 2, 2012—Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today released the following letter to all shareholders from its board of directors:

Dear Shareholder,

Since last August, Yahoo! has moved forward aggressively, implementing a plan to position itself for future success and to increase the value of Yahoo! for you, our shareholders.

- Just four months ago, we **appointed CEO Scott Thompson,** a highly accomplished and dynamic leader with the experience and expertise required to lead Yahoo! to renewed growth, innovation, and success. Scott is already moving the company forward fast — dramatically reorganizing the business around its core strengths with a mindset of focus, speed, discipline, and putting the customer first.
- **The company has reconstituted the board of directors**, with the optimal mix of expertise, experience, and fresh perspectives to accelerate the company's transformation. We recruited five

Read More »

Yahoo! Reports First Quarter 2012 Results

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Revenue and Earnings Exceed Expectations

SUNNYVALE, Calif., April 17, 2012–Yahoo! Inc. (NASDAQ: YHOO) today reported results for the quarter ended March 31, 2012. Revenue excluding traffic acquisition costs ("revenue ex-TAC") was $1,077 million for the first quarter of 2012, a 1 percent increase from the first quarter of 2011. Income from operations decreased 11 percent to $169 million in the first quarter of 2012, compared to $190 million in the first quarter of 2011.

GAAP revenue was $1,221 million for the first quarter of 2012, a 1 percent increase from the first quarter of 2011.

Net earnings per diluted share increased 38 percent to $0.23 in the first quarter of 2012, compared to $0.17 in the first quarter of 2011.

Read the entire press release (pdf).

KEY FILINGS

Preliminary Proxy Statement

Yahoo! Proxy Filings »

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Yahoo! Names PayPal and Yahoo! Executives to Lead Consumer Commerce Business

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SUNNYVALE, Calif., April 16, 2012--Yahoo! (NASDAQ:YHOO), the premier digital media company, today announced that former PayPal executive, Sam Shrauger, and current Yahoo! executive, Mollie Spilman, will co-lead the new consumer commerce business unit for Yahoo!. Both executives will hold titles of senior vice president, reporting to CEO, Scott Thompson and sit on Thompson’s executive leadership team.

Under Shrauger and Spilman’s leadership, the new commerce business will focus on delivering engaging and personalized consumer commerce experiences which will connect consumers to marketers and merchants. Based on Yahoo’s unique understanding of customers needs, the commerce offerings will be relevant and customized in specific categories where people are already transacting on the web, such as autos, travel, jobs, personals, real estate and retail goods. This business unit will initially be made up of existing Yahoo! properties and is expected to include new offerings over

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Yahoo! Outlines Restructuring

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SUNNYVALE, Calif., April 4, 2012--(BUSINESS WIRE)--Yahoo! today confirmed that it is taking important next steps to reshape the company for the future.

“Today’s actions are an important next step toward a bold, new Yahoo! — smaller, nimbler, more profitable and better equipped to innovate as fast as our customers and our industry require. We are intensifying our efforts on our core businesses and redeploying resources to our most urgent priorities. Our goal is to get back to our core purpose — putting our users and advertisers first — and we are moving aggressively to achieve that goal,” said Scott Thompson, CEO of Yahoo!. “Unfortunately, reaching that goal requires the tough decision to eliminate positions. We deeply value our people and all they’ve contributed to Yahoo!.”

Yahoo! has a solid foundation — nearly 700 million users and thousands of advertisers that engage with Yahoo! properties regularly and trust the company with their data and their business. Through its

Read More »

Three New Independent Directors Appointed to Yahoo! Board

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SUNNYVALE, Calif., March 25, 2012--(BUSINESS WIRE)--Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today announced that its Board appointed three new independent directors, effective April 5, 2012: John D. Hayes, Executive Vice President and Chief Marketing Officer of American Express Company; Peter Liguori, former Chief Operating Officer of Discovery Communications, Inc. and former Chairman and President of Entertainment of Fox Broadcasting Network; and Thomas J. Mclnerney, the outgoing Chief Financial Officer of lAC/lnterActiveCorp.

“Each of these individuals impressed the search committee with their demonstrable records of significant accomplishment at the highest levels of media, advertising and marketing, finance, including corporate finance and restructuring, and further insight into customers’ perspectives. Together, they bring a powerful mix of exactly the right ingredients to fuel Yahoo!’s forward momentum. Having thoroughly reviewed a broad range

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Yahoo! Releases Chairman’s Update for Shareholders

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SUNNYVALE, Calif., February 7, 2012--(BUSINESS WIRE)--Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today released the following shareholder update from its Chairman Roy Bostock.

February 7, 2012

Dear Fellow Shareholders:

I write today to update you on the actions the Yahoo! board has taken, and the actions it is pursuing, to increase shareholder value and position the Company for growth. These actions result from a process I initiated about six months ago in a special meeting of the independent directors in which we analyzed the reasons why Yahoo! was not meeting either our own expectations or those of our shareholders.

The board decided then to move aggressively on three fronts to position Yahoo! for future success: one, we initiated a search for a new Chief Executive Officer with a vision and set of skills to lead Yahoo! into the future; two, we undertook a comprehensive strategic and structural review of the business; and three, we decided to assess the

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Yahoo! Announces Resignation of Jerry Yang

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SUNNYVALE, Calif., January 17, 2012--(BUSINESS WIRE)--Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today announced that Jerry Yang has resigned from its Board of Directors and all other positions with the company, effective today. In addition, Yang resigned from the Boards of Yahoo Japan Corporation and Alibaba Group Holding Limited, effective today.

In a letter to the Yahoo! Board Chairman Roy Bostock, Yang wrote:

“My time at Yahoo!, from its founding to the present, has encompassed some of the most exciting and rewarding experiences of my life. However, the time has come for me to pursue other interests outside of Yahoo! As I leave the company I co-founded nearly 17 years ago, I am enthusiastic about the appointment of Scott Thompson as Chief Executive Officer and his ability, along with the entire Yahoo! leadership team, to guide Yahoo! into an exciting and successful future.”

Yang co-founded Yahoo! Inc. in 1995 with David Filo and served as a member of

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Yahoo! Appoints Scott Thompson Chief Executive Officer

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SUNNYVALE, Calif., January 4, 2012--(BUSINESS WIRE)--Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today announced the appointment of Scott Thompson as Chief Executive Officer, effective January 9, 2012, at which time Tim Morse will resume his role as Chief Financial Officer. Thompson has also been appointed to the Company’s Board of Directors, effective January 9, 2012.

Thompson served most recently as President of PayPal, a division of eBay, where he continued his established track record of growing businesses by driving customer engagement built on strong technology platforms. Under his leadership, PayPal solidified its lead as the global online payment service, expanding its user base from 50 million to more than 104 million active users in 190 countries worldwide, increasing the number of merchant partners to more than 8 million globally, and growing revenues from $1.8 billion to $4+ billion in 2011.

“Scott brings to Yahoo! a proven record of building Read More »

Yahoo! Announces Leadership Reorganization

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Board Appoints Timothy Morse Interim CEO

Board Initiates Search for Permanent CEO

SUNNYVALE, Calif., September 6, 2011--(BUSINESS WIRE)--Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today announced a leadership reorganization under which the Board of Directors has appointed Timothy Morse interim Chief Executive Officer, effective immediately, replacing Carol Bartz, who has been removed by the Board from her role as Chief Executive Officer.

The Board has also named key senior Yahoo! executives to a newly formed Executive Leadership Council tasked with supporting Morse in managing the Company’s day-to-day operations until a permanent chief executive is appointed, as well as supporting a comprehensive strategic review that the Board has initiated to position the Company for future growth.

Roy Bostock, Chairman of the Yahoo! Board, said, “The Board sees enormous growth opportunities on which Yahoo! can capitalize, and our primary objective is to leverage the

Read More »

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement when it becomes available because it will contain important information.

Information on this website contains forward-looking statements. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

For additional information about Yahoo!’s solicitation of proxies for the 2012 annual meeting, forward-looking statements and other legal information, please read Legal Disclaimers.

Copyright © 2012 Yahoo! Inc. All rights reserved. Help / Suggestions Privacy Policy About Our Ads Terms of Service Copyright/IP Policy

Yahoo! Shareholder Letter Outlines Forward Momentum and Urges Election of Its Board Nominees

SUNNYVALE, Calif., May 2, 2012—Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today released the following letter to all shareholders from its board of directors:

Dear Shareholder,

Since last August, Yahoo! has moved forward aggressively, implementing a plan to position itself for future success and to increase the value of Yahoo! for you, our shareholders.

•

Just four months ago, we appointed CEO Scott Thompson, a highly accomplished and dynamic leader with the experience and expertise required to lead Yahoo! to renewed growth, innovation, and success. Scott is already moving the company forward fast — dramatically reorganizing the business around its core strengths with a mindset of focus, speed, discipline, and putting the customer first.

•

The company has reconstituted the board of directors, with the optimal mix of expertise, experience, and fresh perspectives to accelerate the company’s transformation. We recruited five new, highly qualified independent directors through the Nominating and Corporate Governance Committee’s thorough search process. In addition, four of our directors volunteered not to stand for re-election at the 2012 shareholders’ meeting. As reconstituted, following the annual meeting a majority of Yahoo!’s directors will be new to the board this year, and all directors will have joined the board since 2010.

•

Following a detailed and diligent review in an accelerated timeframe, the company produced a comprehensive strategic framework that will change what we do and, most importantly, how we do it to enable us to put our customers first in everything we do. We will deliver fun, engaging, and personalized experiences on all screens and forge strong relationships with our advertisers by producing measurable results, including consumer insights derived from our vast data, and delivering a higher rate of return on advertising spend. Specifically, we will focus all we do on the consumers who trust us to deliver personalized content and communications in our core businesses, and on the advertisers who want to connect with our consumers. Just as importantly, we are identifying what we will no longer do, in order to direct resources toward those businesses that generate the highest consumer engagement and the best return on our investment. As we excel in our core business, we will earn the right to pursue new growth opportunities.

•

With this renewed operational focus, the company has defined a new organizational structure to support our core business and put resources closer to our customers. Effective May 1, Yahoo! will operate in three groups — consumer, regions and technology — all supported by our corporate teams. Each of these three groups will have clear accountability for getting results by delivering the best customer experiences. This more efficient structure will enable faster decision-making and more effective delivery of innovative products and services that measurably impact the bottom line.

•

Beyond our core business, we are committed to continuing to be prudent stewards of our non-core assets and investments and to be thoughtful and diligent about monetizing their significant value at the right time and in the right manner. Should we do so, returning capital to shareholders will be a high priority.

In identifying qualified new members for the board, the Nominating and Corporate Governance Committee, led by its independent chairperson Patti Hart, conducted a thorough and impartial search process. Working with a leading executive recruitment firm and using the committee’s desired skill sets and experience for new board members, the committee identified over 100 potential candidates and sought input from a number of our major shareholders. Committee members engaged with over 20 individuals, including the four nominees proposed by Third Point. Committee members then conducted numerous in-depth interviews and carefully analyzed the qualifications of each candidate, including each of Third Point’s nominees. Committee members conducted additional interviews with those candidates that warranted further consideration, as determined by the committee in its meetings held throughout the process. Following completion of the full process, the committee and the board determined that the distinguished group of five candidates recently announced were the best choices, based on their individual accomplishments, experience directly relevant to Yahoo!’s business and its challenges, and records of value creation.

The new directors have strong records of significant accomplishment at the highest levels of media, advertising, marketing, Internet, technology, and finance, including corporate finance and restructuring, and insight into customers’ perspectives. The continuing directors are independent thinkers who bring impressive track records of success, and have been actively and constructively engaged as the company has developed its strategic framework to deliver renewed success and value to shareholders. We are challenging Yahoo!’s entire leadership team by asking tough questions, establishing rigorous goals, and developing a framework for strict accountability to move Yahoo! forward… fast.

Our focus now is on operating the company so that it delivers superior value to our shareholders. Supported by the many talented people who have contributed to charting our new course and inspired by the many shareholders, customers, and employees who have communicated passion for this great brand, we know that we will succeed.

Regrettably, our efforts to avoid a proxy contest with Third Point were unsuccessful. Following the recommendation of the Nominating and Corporate Governance Committee, we offered Third Point two board seats, including one of its nominees and a second mutually agreeable candidate, which would bring Third Point’s perspective into the boardroom. Unfortunately, Mr. Loeb declined to end his proxy solicitation on that basis, insisting that there could be no settlement unless he was personally appointed to the board. The board continues to believe that Mr. Loeb himself does not bring the relevant skill set and experience to the board, particularly in comparison to the candidates selected by the board. In addition, we believe that, based on the specific qualifications of Third Point’s nominees relative to Yahoo!’s business and opportunities, the candidates nominated by the board’s Nominating and Governance Committee are significantly superior to those proposed by Third Point. Nevertheless, we want to emphasize that we remain committed to an open dialogue with all our shareholders and to working in a constructive manner with Third Point.

At the end of the day, we recognize that you, our shareholders, will make the decision as to the board you want to lead your company. We are confident that when you assess our new board’s qualifications against Third Point’s slate, you will come to the same conclusion that we did—that this is the right board with the right mix of skills and experience to lead the company forward to create value for shareholders. We also recognize that we have a great deal of work to do to support and challenge the management team to move the company forward fast. We intend to keep ourselves and the company focused and we do not intend to let ourselves be distracted from the work at hand.

Yahoo! is looking forward, focused on delivering superior value to all of our shareholders. We are building momentum with a great leadership team, unified in focusing the company on its core strengths, redeploying resources to the most productive areas of the business, and equipping the company to invest in growth and innovation. Your new board includes individuals who have proven operating expertise in media, advertising, marketing, Internet, technology, and finance, and have consistently proven to be thoughtful and responsible stewards of shareholder value, with a strong emphasis on disciplined capital allocation and a willingness to embrace structural change. They are already contributing to the rigorous action plan to realize Yahoo!’s potential and deliver increased value for shareholders.

With new leadership and the new board, we are building a stronger, nimbler, more profitable Yahoo! that is better equipped to innovate for our customers and will ultimately increase the value of Yahoo! for all shareholders.

You can read more about Yahoo!’s actions to move the company forward and create shareholder value at http://yahooforward.com.

Thank you for your support.

Yahoo! Board of Directors

Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement (including any amendments or supplements thereto) when it becomes available because it will contain important information. Shareholders will be able to obtain copies of Yahoo!’s 2012 proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Yahoo! with the SEC in connection with its 2012 annual meeting of shareholders for no charge at the SEC’s website at www.sec.gov. Copies of the proxy materials may also be requested from the Company’s proxy solicitor, Innisfree M&A Incorporated, by telephone at (877) 750-9499 (toll-free) or by email at info@innisfreema.com.

Yahoo!, its directors, executive officers and certain employees are deemed participants in the solicitation of proxies from shareholders in connection with Yahoo!’s 2012 annual meeting of shareholders. Information regarding Yahoo!’s directors, executive officers and other persons who, under rules of the SEC, are considered participants in the solicitation of proxies for the 2012 annual meeting of shareholders, including their respective interests by security holdings or otherwise, is set forth in the preliminary proxy statement Yahoo! filed with the SEC on April 27, 2012 and will be set forth in the definitive proxy statement for Yahoo!’s 2012 annual meeting of shareholders when it is filed with the SEC.

About Yahoo!

Yahoo! is the premier digital media company, creating deeply personal digital experiences that keep more than half a billion people connected to what matters most to them, across devices and around the globe. And Yahoo!’s unique combination of Science + Art + Scale connects advertisers to the consumers who build their businesses. Yahoo! is headquartered in Sunnyvale, California. For more information, visit the pressroom (pressroom.yahoo.net) or the company’s blog, Yodel Anecdotal (yodel.yahoo.com).

Forward Looking Statements

This press release contains forward-looking statements concerning such matters as our strategic, operational and product plans, our expected financial and operational performance, our management and organizational changes, and creation of value for our shareholders. Risks and uncertainties may cause actual results to differ materially from the results predicted. The potential risks and uncertainties include, among others, the costs and management distraction attendant to a proxy contest; the impact of management and organizational changes; the implementation and results of any strategic plans as well as Yahoo!’s ongoing strategic and cost initiatives;

Yahoo!’s ability to compete with new or existing competitors; reduction in spending by, or loss of, advertising customers; risks related to Yahoo!’s regulatory environment; interruptions or delays in the provision of Yahoo!’s services; security breaches; acceptance by users of new products and services; risks related to joint ventures and the integration of acquisitions; risks related to Yahoo!’s international operations; failure to manage growth and diversification; adverse results in litigation, including intellectual property infringement claims and recent derivative and class actions; Yahoo!’s ability to protect its intellectual property and the value of its brands; dependence on key personnel; dependence on third parties for technology, services, content, and distribution; general economic conditions and changes in economic conditions; transition and implementation risks associated with the Search Agreement with Microsoft Corporation; and risks that the benefits of the Framework Agreement Yahoo! entered into with Alibaba Group, Softbank Corporation and certain other parties regarding Alipay may not be realized. All information set forth in this press release is as of May 2, 2012. Yahoo! does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances. More information about potential factors that could affect Yahoo!’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yahoo!’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which is on file with the Securities and Exchange Commission (“SEC”) and available at the SEC’s website at www.sec.gov.

# # #

Contacts:

Media Relations Contact:

Dana Lengkeek, Yahoo! Inc.

(408) 349-1130

danal@yahoo-inc.com

Investor Relations Contact:

Investor Relations

(408) 349-3382

investorrelations@yahoo-inc.com

*    *    *

FOR IMMEDIATE RELEASE

YAHOO! REPORTS FIRST QUARTER 2012 RESULTS

Revenue and Earnings Exceed Expectations

SUNNYVALE, California, April 17, 2012 – Yahoo! Inc. (NASDAQ: YHOO) today reported results for the quarter ended March 31, 2012.

Revenue excluding traffic acquisition costs (“revenue ex-TAC”) was $1,077 million for the first quarter of 2012, a 1 percent increase from the first quarter of 2011. Income from operations decreased 11 percent to $169 million in the first quarter of 2012, compared to $190 million in the first quarter of 2011.

GAAP revenue was $1,221 million for the first quarter of 2012, a 1 percent increase from the first quarter of 2011.

Net earnings per diluted share increased 38 percent to $0.23 in the first quarter of 2012, compared to $0.17 in the first quarter of 2011.

Financials at a Glance

Quarterly Results (in millions, except percentages and per share amounts)
	Q1 2011	Q1 2012	Percent Change
Revenue ex-TAC	$1,064	$1,077	1%
GAAP revenue	$1,214	$1,221	1%
Income from operations	$190	$169	(11)%
Net earnings	$223	$286	28%
Net earnings per diluted share	$0.17	$0.23	38%

“In the first quarter, Yahoo!’s results came in at the high end of our guidance range and beat consensus on revenue and profits,” said Scott Thompson, CEO of Yahoo!. “We also made changes to resize the organization and establish a new leadership structure to quickly deliver the best user and advertiser experiences at scale.”

Business Highlights

•	Yahoo! established a new leadership structure, organizing into three main groups – Consumer, Technology and Regions – bringing resources closer to users and advertisers.

•	Yahoo! is home to 11 number one properties and ranks in the top three in 21 categories in the U.S. (comScore, U.S., March 2012)

•

Yahoo!’s worldwide visitors during January and February grew 7 percent year over year with minutes spent increasing 14 percent in communications and communities and 8 percent in media properties. (based on comScore, Worldwide data)

•

Yahoo! debuted a variety of original comedy Web shows as a part of a collaborative effort between Yahoo! and top-tier production partners. New shows include “First Dates With Toby Harris” featuring Seth Morris (Funny or Die); “Sketchy” (Electus/Principato-Young Entertainment), and “7 Minutes in Heaven” with “Saturday Night Live” writer Mike O’Brien (Broadway Video).

•

Yahoo! also debuted the new ABC-produced daily series, “Power Players,” on Yahoo! News, featuring an ABC and Yahoo! News analyst team, and “Remake America,” a new weekly video series that follows the lives of six real families as they strive to get back on track towards achieving “the American dream.”

•	Yahoo! announced the implementation of a Do Not Track (DNT) header solution that will be accessible across Yahoo!’s global network by early summer.

•

The Yahoo! Board appointed five new independent directors: Alfred Amoroso, former President and CEO of Rovi Corporation; John D. Hayes, Executive Vice President and Chief Marketing Officer of American Express Company; Peter Liguori, former Chief Operating Officer of Discovery Communications, Inc. and former Chairman and President of Entertainment of Fox Broadcasting Company; Thomas J. McInerney, former Chief Financial Officer of IAC/InterActiveCorp; and Maynard Webb, Chairman of LiveOps, Inc.

•

To protect the investments of Yahoo! and the inventions of its employees, Yahoo! sued Facebook for infringement of ten patents. Yahoo! has invested substantial resources over many years to innovate and earn this intellectual property and the lawsuit is intended to enforce Yahoo!’s rights.

First Quarter 2012 Revenue Highlights

•	Display revenue ex-TAC was $454 million, a 4 percent decrease compared to $471 million for the first quarter of 2011.

•	GAAP display revenue was $511 million, a 2 percent decrease compared to $523 million for the first quarter of 2011.

•	Search revenue ex-TAC was $384 million, an 8 percent increase compared to $357 million for the first quarter of 2011.

•	GAAP search revenue was $470 million, a 3 percent increase compared to $455 million for the first quarter of 2011.

Cash Flow and Cash Balance

•	Cash flow from operating activities for the first quarter of 2012 was $297 million, a 45 percent increase compared to $206 million for the same period of 2011.

•	Free cash flow was $196 million for the first quarter of 2012, a 247 percent increase compared to $56 million for the same period of 2011.

•	Cash, cash equivalents, and investments in marketable debt securities were $2,652 million at March 31, 2012 compared to $2,530 million at December 31, 2011, an increase of $122 million.

•	During the first quarter of 2012, Yahoo! repurchased 5 million shares for $71 million.

Business Outlook

Revenue ex-TAC for the second quarter of 2012 is expected to be in the range of $1,030 million to $1,140 million. Based on the terms of the Search Agreement with Microsoft, Microsoft retains a revenue share of 12 percent of the net (after TAC) search revenue generated on Yahoo! Properties and Affiliate sites in transitioned markets. Yahoo! reports the net revenue it receives under the Search Agreement as revenue and no longer presents the associated TAC. Accordingly, for transitioned markets Yahoo! reports GAAP revenue associated with the Search Agreement on a net (after TAC) basis rather than a gross basis. For markets that have not yet transitioned, revenue continues to be recorded on a gross basis, and TAC is recorded as a part of total operating expenses. GAAP revenue for the second quarter of 2012 is expected to be in the range of $1,170 million to $1,290 million. Total operating expenses for the second quarter of 2012 is expected to be in the range of $1,055 million to $1,095 million. Total operating expenses less TAC for the second quarter of 2012 is expected to be in the range of $915 million to $945 million, which includes $40 million to $50 million of transition-related expenses. Income from operations for the second quarter of 2012 is expected to be in the range of $115 million to $195 million. This business outlook excludes any restructuring charges arising from our plan to reshape Yahoo! for the future as these amounts are not currently estimable. These costs could have a significant impact on the business outlook amounts.

Business outlook for revenue ex-TAC is being provided to reflect the underlying dynamics of the business during the Microsoft transition and to facilitate comparisons to prior periods.

Conference Call

Yahoo! will host a conference call to discuss first quarter 2012 results at 5 p.m. Eastern Time today. A live Webcast of the conference call, together with supplemental financial information, can be accessed through the Company’s Investor Relations Website at http://investor.yahoo.com/results.cfm. In addition, an archive of the Webcast can be accessed through the same link. An audio replay of the call will be available for one week following the conference call by calling (888) 286-8010 or (617) 801-6888, reservation number: 37533959.

Note Regarding Non-GAAP Financial Measures

This press release and its attachments include the following financial measures defined as non-GAAP financial measures by the Securities and Exchange Commission (“SEC”): revenue ex-TAC; free cash flow; total operating expenses less TAC; non-GAAP net income; and non-GAAP net income per diluted share. These measures may be different than non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (“GAAP”). Explanations of the Company’s non-GAAP financial measures and reconciliations of these financial measures to the GAAP financial measures the Company considers most comparable are included in the accompanying “Note to Unaudited Condensed Consolidated Statements of Income,” “Supplemental Financial Data,” “GAAP Net Income to Non-GAAP Net Income Reconciliation,” and “Business Outlook.”

About Yahoo!

Yahoo! is the premier digital media company, creating deeply personal digital experiences that keep more than half a billion people connected to what matters most to them, across devices and around the globe. And Yahoo!’s unique combination of Science + Art + Scale connects advertisers to the consumers who build their businesses. Yahoo! is headquartered in Sunnyvale, California. For more information, visit the pressroom (pressroom.yahoo.net) or the company’s blog, Yodel Anecdotal (yodel.yahoo.com).

“Affiliates” refers to the third-party entities that have integrated Yahoo!’s advertising offerings into their Websites or other offerings (those Websites and other offerings, “Affiliate sites”).

“Search Agreement” refers to the Search and Advertising Services and Sales Agreement between Yahoo! and Microsoft Corporation, as amended.

“TAC” refers to traffic acquisition costs. TAC consists of payments to Affiliates and payments made to companies that direct consumer and business traffic to Yahoo! Properties.

“Yahoo! Properties” refers to the online properties and services that Yahoo! provides to users.

This press release and its attachments contain forward-looking statements concerning Yahoo!’s expected financial performance (including, without limitation, statements and information in the Business Outlook section and the quotation from management), as well as Yahoo!’s strategic and operational plans. Risks and uncertainties may cause actual results to differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, the costs and management distraction attendant to a proxy contest; the impact of management and organizational changes; the implementation and results of Yahoo!’s ongoing strategic and cost initiatives; Yahoo!’s ability to compete with new or existing competitors; reduction in spending by, or loss of, advertising customers; risks related to Yahoo!’s regulatory environment; interruptions or delays in the provision of Yahoo!’s services; security breaches; acceptance by users of new products and services; risks related to joint ventures and the integration of acquisitions; risks related to Yahoo!’s international operations; failure to manage growth and diversification; adverse results in litigation, including intellectual property infringement claims and derivative and class actions; Yahoo!’s ability to protect its intellectual property and the value of its brands; dependence on key personnel; dependence on third parties for technology, services, content, and distribution; general economic conditions and changes in economic conditions; transition and implementation risks associated with the Search Agreement with Microsoft Corporation; and risks that the benefits of the Framework Agreement Yahoo! entered into with Alibaba Group, Softbank Corporation and certain other parties regarding Alipay may not be realized. All information set forth in this press release and its attachments is as of April 17, 2012. Yahoo! does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances; however, Yahoo! may update its Business Outlook or any portion thereof at any time in its discretion. More information about potential factors that could affect the Company’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which is on file with the SEC and available on the SEC’s website at www.sec.gov. Additional information will also be set forth in those sections in Yahoo!’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, which will be filed with the SEC in the second quarter of 2012.

Yahoo! and the Yahoo! logos are trademarks and/or registered trademarks of Yahoo! Inc. All other names are trademarks and/or registered trademarks of their respective owners.

Media Relations Contact:

Dana Lengkeek, Yahoo! Inc., (408) 349-1130, danal@yahoo-inc.com

Investor Relations Contact:

Investor Relations, (408) 349-4040, investorrelations@yahoo-inc.com

Yahoo! Inc.

Unaudited Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2011	2012

Revenue	$1,214,357	$1,221,233

Operating expenses:
Traffic acquisition costs	150,031	144,091
Cost of revenue	249,626	253,980
Sales and marketing	262,149	285,267
Product development	221,283	228,478
General and administrative	122,898	124,271
Amortization of intangibles	8,050	10,053
Restructuring charges, net	10,575	5,717

Total operating expenses	1,024,612	1,051,857

Income from operations	189,745	169,376

Other income, net	5,027	2,278

Income before income taxes and earnings in equity interests	194,772	171,654

Provision for income taxes	(52,120)	(56,419)
Earnings in equity interests	82,180	172,243

Net income	224,832	287,478

Less: Net income attributable to noncontrolling interests	(1,840)	(1,135)

Net income attributable to Yahoo! Inc.	$222,992	$286,343

Net income attributable to Yahoo! Inc. common stockholders per share - diluted	$0.17	$0.23

Shares used in per share calculation - diluted	1,320,185	1,226,486

Stock-based compensation expense by function:
Cost of revenue	$648	$2,893
Sales and marketing	6,697	21,097
Product development	17,672	19,471
General and administrative	10,099	12,505
Restructuring expense reversals, net	(752)	—

Supplemental Financial Data:
Revenue ex-TAC	$1,064,326	$1,077,142
Free cash flow	$56,475	$195,823

Yahoo! Inc.

Note to Unaudited Condensed Consolidated Statements of Income

This press release and its attachments include the non-GAAP financial measures of revenue excluding traffic acquisition costs (“revenue ex-TAC”), free cash flow, total operating expenses less TAC, non-GAAP net income, and non-GAAP net income per diluted share, which are reconciled to revenue, cash flow from operating activities, total operating expenses, net income attributable to Yahoo! Inc., and net income attributable to Yahoo! Inc. common stockholders per share - diluted, which we believe are the most comparable GAAP measures. We use these non-GAAP financial measures for internal managerial purposes and to facilitate period-to-period comparisons. We describe limitations specific to each non-GAAP financial measure below. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure or measures. Further, management uses non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business and operating costs. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, revenue, cash flow from operating activities, total operating expenses, net income attributable to Yahoo! Inc., and net income attributable to Yahoo! Inc. common stockholders per share - diluted calculated in accordance with GAAP.

Revenue ex-TAC is a non-GAAP financial measure defined as GAAP revenue less TAC. TAC consists of payments made to third-party entities that have integrated our advertising offerings into their Websites or other offerings (those Websites and other offerings, “Affiliate sites”) and payments made to companies that direct consumer and business traffic to Yahoo!’s online properties and services (“Yahoo! Properties”). Based on the terms of the Search Agreement with Microsoft, Microsoft retains a revenue share of 12 percent of the net (after TAC) search revenue generated on Yahoo! Properties and Affiliate sites in transitioned markets. Yahoo! reports the net revenue it receives under the Search Agreement as revenue and no longer presents the associated TAC. Accordingly, for transitioned markets Yahoo! reports GAAP revenue associated with the Search Agreement on a net (after TAC) basis rather than a gross basis. For markets that have not yet transitioned, revenue continues to be recorded on a gross basis, and TAC is recorded as a part of operating expenses. We present revenue ex-TAC to provide investors a metric used by the Company for evaluation and decision-making purposes during the Microsoft transition and to provide investors with comparable revenue numbers when comparing periods preceding, during and following the transition period. We present revenue ex-TAC business outlook to reflect the underlying dynamics of the business during the Microsoft transition and to facilitate comparisons to prior periods. A limitation of revenue ex-TAC is that it is a measure which we have defined for internal and investor purposes that may be unique to the Company, and therefore it may not enhance the comparability of our results to other companies in our industry who have similar business arrangements but address the impact of TAC differently. Management compensates for these limitations by also relying on the comparable GAAP financial measures of revenue and total operating expenses, which includes TAC in non-transitioned markets.

Free cash flow is a non-GAAP financial measure defined as cash flow from operating activities (adjusted to include excess tax benefits from stock-based awards), less acquisition of property and equipment, net and dividends received from equity investees. We consider free cash flow to be a liquidity measure which provides useful information to management and investors about the amount of cash generated by the business after the acquisition of property and equipment, which can then be used for strategic opportunities including, among others, investing in the Company’s business, making strategic acquisitions, strengthening the balance sheet, and repurchasing stock. A limitation of free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. Management compensates for this limitation by also relying on the net change in cash and cash equivalents as presented in the Company’s unaudited condensed consolidated statements of cash flows prepared in accordance with GAAP which incorporates all cash movements during the period.

Total operating expenses less TAC is a non-GAAP financial measure defined as total operating expenses excluding TAC. We consider total operating expenses less TAC to be a useful indicator of our operating costs. We exclude TAC from this measure because TAC generally varies based on the revenue we earn from traffic supplied by certain third parties, and doing so assists investors in understanding the operating cost structure of our business. A limitation associated with the non-GAAP measure of total operating expenses less TAC is that it does not reflect TAC. Management compensates for this limitation by also relying on the comparable GAAP financial measures of total operating expenses and income from operations, each of which includes TAC.

Non-GAAP net income is defined as net income attributable to Yahoo! Inc. excluding certain gains, losses, expenses, and their related tax effects that we do not believe are indicative of our ongoing results. We consider non-GAAP net income and non-GAAP net income per diluted share to be profitability measures which facilitate the forecasting of our results for future periods and allow for the comparison of our results to historical periods. A limitation of non-GAAP net income and non-GAAP net income per diluted share is that they do not include all items that impact our net income and net income per diluted share for the period. Management compensates for this limitation by also relying on the comparable GAAP financial measures of net income attributable to Yahoo! Inc. and net income attributable to Yahoo! Inc. common stockholders per share - diluted, both of which include the gains, losses, expenses and related tax effects that are excluded from non-GAAP net income and non-GAAP net income per diluted share.

Yahoo! Inc.

Supplemental Financial Data

(in thousands)

	Three Months Ended March 31,
	2011	2012
Revenue for groups of similar services:
Display	$522,623	$511,217
Search	455,121	470,397
Other	236,613	239,619

Total revenue	$1,214,357	$1,221,233

Revenue excluding traffic acquisition costs (“revenue ex-TAC”) for groups of similar services:
GAAP display revenue	$522,623	$511,217
TAC associated with display revenue	(51,849)	(57,426)

Display revenue ex-TAC	$470,774	$453,791

GAAP search revenue	$455,121	$470,397
TAC associated with search revenue for non-transitioned markets	(98,182)	(86,665)

Search revenue ex-TAC	$356,939	$383,732

Other GAAP revenue	$236,613	$239,619
TAC associated with other GAAP revenue	—	—

Other revenue ex-TAC	$236,613	$239,619

Revenue ex-TAC:
GAAP revenue	$1,214,357	$1,221,233
TAC	(150,031)	(144,091)

Revenue ex-TAC	$1,064,326	$1,077,142

Revenue ex-TAC by segment:
Americas:
GAAP revenue	$818,931	$836,033
TAC	(38,141)	(42,955)

Revenue ex-TAC	$780,790	$793,078

EMEA:
GAAP revenue	$154,050	$133,962
TAC	(57,512)	(45,662)

Revenue ex-TAC	$96,538	$88,300

Asia Pacific:
GAAP revenue	$241,376	$251,238
TAC	(54,378)	(55,474)

Revenue ex-TAC	$186,998	$195,764

Total revenue ex-TAC	$1,064,326	$1,077,142

Direct costs by segment (1):
Americas	$136,074	$179,225
EMEA	30,587	40,221
Asia Pacific	44,585	51,491
Global operating costs (2)(3)	457,206	421,898
Restructuring charges, net	10,575	5,717
Depreciation and amortization	160,438	153,248
Stock-based compensation expense	35,116	55,966

Income from operations	$189,745	$169,376

Reconciliation of cash flow from operating activities to free cash flow:
Cash flow from operating activities	$205,686	$297,453
Acquisition of property and equipment, net	(167,549)	(109,791)
Excess tax benefits from stock-based awards	18,338	8,161

Free cash flow	$56,475	$195,823

(1)

Direct costs for each segment include cost of revenue (excluding TAC) and other operating expenses that are directly attributable to the segment such as employee compensation expense (excluding stock-based compensation expense), local sales and marketing expenses, and facilities expenses. Beginning in 2012, marketing and customer advocacy costs are managed locally and included as direct costs for each segment.

(2)

Global operating costs include product development, service engineering and operations, general and administrative, and other corporate expenses that are managed on a global basis and that are not directly attributable to any particular segment. Prior to 2012, marketing and customer advocacy costs were managed on a global basis and included as global operating costs.

(3)	The net cost reimbursements from Microsoft are primarily included in global operating costs.

Yahoo! Inc.

GAAP Net Income to Non-GAAP Net Income Reconciliation

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2011	2012

GAAP Net income attributable to Yahoo! Inc.	$222,992	$286,343

(a) Restructuring charges, net	10,575	5,717

(b) To adjust the provision for income taxes to exclude the tax impact of item (a) above for the three months ended March 31, 2011 and 2012	(3,362)	(2,047)

Non-GAAP Net income	$230,205	$290,013

GAAP Net income attributable to Yahoo! Inc. common stockholders per share - diluted	$0.17	$0.23

Non-GAAP Net income per share - diluted	$0.17	$0.24

Shares used in non-GAAP per share calculation - diluted	1,320,185	1,226,486

Yahoo! Inc.

Business Outlook

The following business outlook is based on information and expectations as of April 17, 2012. Yahoo!’s business outlook as of today is expected to be available on the Company’s Investor Relations website throughout the current quarter. Yahoo! does not intend, and undertakes no duty, to update the business outlook to reflect subsequent events or circumstances; however, Yahoo! may update the business outlook or any portion thereof at any time at its discretion.

Three Months Ending
June 30, 2012
(in millions) (4)

Revenue excluding traffic acquisition costs (“Revenue ex-TAC”):	$1,030 - 1,140

Ongoing operating expenses less TAC	$875 - 895
Transition-related expenses	40 - 50

Total operating expenses less TAC	$915 - 945

Ongoing income from operations	$155 - 245
Less: Transition-related expenses	40 - 50

Income from operations	$115 - 195

Reconciliations:

Revenue excluding TAC:
GAAP Revenue	$1,170 - 1,290
Less: TAC	140 - 150

Revenue ex-TAC	$1,030 - 1,140

Total operating expenses less TAC:
Total operating expenses	$1,055 - 1,095
Less: TAC	140 - 150

Total operating expenses less TAC	$915 - 945

(4)

This business outlook for the three months ending June 30, 2012 excludes any restructuring charges arising from our plan to reshape the Company for the future as these amounts are not currently estimable. These costs could have a significant impact on the business outlook amounts.

Yahoo! Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2011	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$224,832	$287,478
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	139,177	122,750
Amortization of intangible assets	29,501	31,345
Stock-based compensation expense, net	34,364	55,966
Tax benefits from stock-based awards	12,608	1,014
Excess tax benefits from stock-based awards	(18,338)	(8,161)
Deferred income taxes	22,581	(4,399)
Earnings in equity interests	(82,180)	(172,243)
Gain (loss) from sale of investments, assets, and other, net	8,215	(4,512)
Changes in assets and liabilities, net of effects of an acquisition:
Accounts receivable, net	106,567	102,641
Prepaid expenses and other	59,877	77,861
Accounts payable	(31,862)	(42,442)
Accrued expenses and other liabilities	(276,522)	(130,624)
Deferred revenue	(23,134)	(19,221)

Net cash provided by operating activities	205,686	297,453

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment, net	(167,549)	(109,791)
Purchases of marketable debt securities	(616,049)	(176,220)
Proceeds from sales of marketable debt securities	438,548	133,961
Proceeds from maturities of marketable debt securities	363,161	77,700
Purchases of intangible assets	(3,342)	(1,802)
Acquisition, net of cash acquired	(31,790)	-
Other investing activities, net	149	(7,280)

Net cash used in investing activities	(16,872)	(83,432)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock, net	22,708	11,623
Repurchases of common stock	(137,368)	(70,500)
Excess tax benefits from stock-based awards	18,338	8,161
Tax withholdings related to net share settlements of restricted stock awards and restricted stock units	(26,303)	(31,504)
Other financing activities, net	(722)	(1,013)

Net cash used in financing activities	(123,347)	(83,233)

Effect of exchange rate changes on cash and cash equivalents	27,283	26,790

Net change in cash and cash equivalents	92,750	157,578
Cash and cash equivalents, beginning of period	1,526,427	1,562,390

Cash and cash equivalents, end of period	$1,619,177	$1,719,968

Yahoo! Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2011	March 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$1,562,390	$1,719,968
Short-term marketable debt securities	493,189	489,912
Accounts receivable, net	1,037,474	941,590
Prepaid expenses and other current assets	359,483	331,327

Total current assets	3,452,536	3,482,797

Long-term marketable debt securities	474,338	441,688
Property and equipment, net	1,730,888	1,726,858
Goodwill	3,900,752	3,910,932
Intangible assets, net	254,600	226,202
Other long-term assets	220,628	223,956
Investments in equity interests	4,749,044	4,950,807

Total assets	$14,782,786	$14,963,240

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$166,595	$129,042
Accrued expenses and other current liabilities	846,044	762,391
Deferred revenue	194,722	178,924

Total current liabilities	1,207,361	1,070,357

Long-term deferred revenue	43,639	41,172
Capital lease and other long-term liabilities	134,905	132,551
Deferred and other long-term tax liabilities, net	815,534	859,167

Total liabilities	2,201,439	2,103,247

Total Yahoo! Inc. stockholders’ equity	12,541,067	12,818,578
Noncontrolling interests	40,280	41,415

Total equity	12,581,347	12,859,993
Total liabilities and equity	$14,782,786	$14,963,240

*    *    *

Yahoo! Names PayPal and Yahoo! Executives to Lead Consumer Commerce Business

SUNNYVALE, Calif., April 16, 2012—Yahoo! (NASDAQ:YHOO), the premier digital media company, today announced that former PayPal executive, Sam Shrauger, and current Yahoo! executive, Mollie Spilman, will co-lead the new consumer commerce business unit for Yahoo!. Both executives will hold titles of senior vice president, reporting to CEO, Scott Thompson and sit on Thompson’s executive leadership team.

Under Shrauger and Spilman’s leadership, the new commerce business will focus on delivering engaging and personalized consumer commerce experiences which will connect consumers to marketers and merchants. Based on Yahoo’s unique understanding of customers needs, the commerce offerings will be relevant and customized in specific categories where people are already transacting on the web, such as autos, travel, jobs, personals, real estate and retail goods. This business unit will initially be made up of existing Yahoo! properties and is expected to include new offerings over time.

Shrauger joins Yahoo! after fourteen years of developing commerce products and services for the Internet. Most recently, he was vice president of PayPal’s global product and customer experience organization, in which he defined the product vision and strategy for PayPal’s global product portfolio. He was also instrumental in building PayPal’s $78 billion merchant services business and in developing products for the company’s entry into traditional offline retail payments.

A current Yahoo! executive, Spilman most recently led marketing for Yahoo!’s Americas region. Under her leadership, Yahoo! built strategies which delivered relevant insights to clients and created programs that increased consumer engagement and usage across multiple platforms. Spilman comes into this role with more than 22 years of experience in media, advertising and marketing at companies such as AOL, Time Warner, Meredith Corporation, Discovery Networks and Advertising.com.

“Shrauger and Spilman are two extremely talented and experienced leaders who bring unique and complementary skills to our tremendous commerce opportunity,” said Scott Thompson, CEO of Yahoo! “Under their leadership, both consumers and advertisers will benefit from Yahoo’s! ability to close the loop between consumer interests and advertising spend - ultimately redefining consumer shopping, buying and payments in ways that only Yahoo! can.”

“Yahoo! has a massive opportunity to be part of the transformation of commerce going on across the Internet today,” said Shrauger. “By harnessing the business’ deep data set and large customer base, we have all the right elements to make buying on the web more fun, more engaging and therefore better for consumers. I couldn’t be more excited to bring new and better shopping experiences to Yahoo! customers across the world.”

“I’m thrilled to co-lead a new business that will bring together all of Yahoo!’s commerce assets in one place for the benefit of our customers,” added Spilman. “In doing so, we can create an even more effective and targeted platform for our advertising and merchant clients, and provide an even higher return on investment of their advertising spend.”

About Yahoo!

Yahoo! is the premier digital media company, creating deeply personal digital experiences that keep more than half a billion people connected to what matters most to them, across devices and around the globe. And Yahoo!’s unique combination of Science + Art + Scale connects advertisers to the consumers who build their businesses. Yahoo! is headquartered in Sunnyvale, California. For more information, visit the pressroom (pressroom.yahoo.net) or the company’s blog, Yodel Anecdotal (yodel.yahoo.com).

Yahoo! is the trademark and/or registered trademark of Yahoo! Inc. All other names are trademarks and/or registered trademarks of their respective owners.

Yahoo!

Media Relations

Dana Lengkeek

408-349-4040

Media-inquiries@yahoo-inc.com

Investor Relations

408-349-3382

investorrelations@yahoo-inc.com

*    *    *

Yahoo! Outlines Restructuring

SUNNYVALE, Calif., April 4, 2012—(BUSINESS WIRE)—Yahoo! today confirmed that it is taking important next steps to reshape the company for the future.

“Today’s actions are an important next step toward a bold, new Yahoo! — smaller, nimbler, more profitable and better equipped to innovate as fast as our customers and our industry require. We are intensifying our efforts on our core businesses and redeploying resources to our most urgent priorities. Our goal is to get back to our core purpose — putting our users and advertisers first — and we are moving aggressively to achieve that goal,” said Scott Thompson, CEO of Yahoo!. “Unfortunately, reaching that goal requires the tough decision to eliminate positions. We deeply value our people and all they’ve contributed to Yahoo!.”

Yahoo! has a solid foundation — nearly 700 million users and thousands of advertisers that engage with Yahoo! properties regularly and trust the company with their data and their business. Through its restructuring efforts, Yahoo! intends to grow by responding more quickly to customer needs and competing more effectively in areas where it can win. Yahoo! has identified key parts of the business — a select group of core businesses, the platforms that support those core businesses, and the data that drives deep personalization for users and ROI for advertisers — where the company will intensify efforts and redeploy resources globally, all focused on increasing shareholder value. With a clear focus on profitability and growth, the company will be disciplined in its investments and radically simplify how it builds, launches and maintains many of its properties and products.

Today, the company will begin the process of informing employees about these changes. As part of that effort, approximately 2,000 people will be notified of job elimination or phased transition.

Yahoo! expects to realize approximately $375 million of annualized savings upon completion of all employee transitions. The company currently expects to recognize the majority of an estimated $125 to $145 million pretax cash charge relating to employee severance in its second quarter financial results. The company may incur additional charges in connection with this action. More information will be provided about Yahoo!’s future direction in conjunction with the release of its first quarter financial results on April 17, 2012.

About Yahoo!

Yahoo! is the premier digital media company, creating deeply personal digital experiences that keep more than half a billion people connected to what matters most to them, across devices and around the globe. And Yahoo!’s unique combination of Science + Art + Scale connects advertisers to the consumers who build their businesses. Yahoo! is headquartered in Sunnyvale, California. For more information, visit the pressroom (pressroom.yahoo.net) or the company’s blog, Yodel Anecdotal (yodel.yahoo.com).

Yahoo! is the trademark and/or registered trademark of Yahoo! Inc.

All other names are trademarks and/or registered trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements concerning Yahoo!’s strategic plans, growth opportunities and expected financial performance. Risks and uncertainties may cause actual results to differ materially from the results predicted. The potential risks and uncertainties include, among others, the costs and management distraction attendant to a proxy contest; the impact of management and organizational changes; the implementation and results of any strategic plans as well as Yahoo!’s ongoing strategic and cost initiatives; Yahoo!’s ability to compete with new or existing competitors; reduction in spending by, or loss of, advertising customers; the demand by customers for Yahoo!’s premium services; interruptions or delays in the provision of Yahoo!’s services; security breaches; acceptance by users of new products and services; risks related to joint ventures and the integration of acquisitions; risks related to Yahoo!’s international operations; failure to manage growth and diversification; adverse results in litigation, including intellectual property infringement claims and recent derivative and class actions related to Alipay; Yahoo!’s ability to protect its intellectual property and the value of its brands; dependence on key personnel; dependence on third parties for technology, services, content, and distribution; general economic conditions and changes in economic conditions; transition and implementation risks associated with the Search Agreement with Microsoft Corporation; and risks that the benefits of the Framework Agreement Yahoo! entered into with Alibaba Group, Softbank Corporation and certain other parties regarding Alipay may not be realized. All information set forth in this press release and its attachments is as of April 4, 2012. Yahoo! does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances. More information about potential factors that could affect Yahoo!’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yahoo!’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which is on file with the Securities and Exchange Commission (“SEC”) and available at the SEC’s website at www.sec.gov.

Yahoo! Inc.

Media:

Dana Lengkeek

408-349-1130

danal@yahoo-inc.com

or

Investor:

Marta Nichols

408-349-3382

mnichols@yahoo-inc.com

Source: Yahoo! Inc.

*    *    *

Three New Independent Directors Appointed to Yahoo! Board

SUNNYVALE, Calif., March 25, 2012—(BUSINESS WIRE)— Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today announced that its Board appointed three new independent directors, effective April 5, 2012: John D. Hayes, Executive Vice President and Chief Marketing Officer of American Express Company; Peter Liguori, former Chief Operating Officer of Discovery Communications, Inc. and former Chairman and President of Entertainment of Fox Broadcasting Network; and Thomas J. McInerney, the outgoing Chief Financial Officer of IAC/InterActiveCorp.

“Each of these individuals impressed the search committee with their demonstrable records of significant accomplishment at the highest levels of media, advertising and marketing, finance, including corporate finance and restructuring, and further insight into customers’ perspectives. Together, they bring a powerful mix of exactly the right ingredients to fuel Yahoo!’s forward momentum. Having thoroughly reviewed a broad range of highly qualified candidates and sought input from a number of major shareholders, the Committee enthusiastically recommended to the full Board the appointment of these three excellent directors,” said Patti Hart, chairman of the Board’s Nominating and Corporate Governance Committee, which conducted the search process.

Roy Bostock, Chairman of the Board, added, “Yahoo! is moving aggressively to increase shareholder value. We have appointed a capable and dynamic CEO who is driving the business towards its next era of success. And we have reconstituted the Board of Directors with the right mix of experience and expertise to help Yahoo! build upon its very strong assets and brand base to take advantage of the opportunities ahead.”

The Nominating and Corporate Governance Committee conducted the search process in conjunction with a leading professional search firm and identified, interviewed and evaluated a wide range of candidates, including Third Point’s nominees. Following completion of the Committee’s evaluation process, the Committee and the Board determined that the group of candidates announced today were the best qualified, based particularly on their individual accomplishments and records of value creation in other positions with specific relevance to Yahoo!’s business and its opportunities.

At the same time, in view of Third Point’s significant ownership position and the qualifications of Harry Wilson, the Board concluded that it was appropriate to propose that Mr. Wilson and a second individual mutually acceptable to both Third Point and the Yahoo! Board of Directors, outside of the other Third Point nominees, join the Board in settlement of Third Point’s solicitation. In addition, the Board believed that there is value in avoiding the cost and distraction that inevitably accompanies a proxy fight, and determined that this proposal was in the best interest of all of its shareholders to avoid that expenditure of resources. Third Point founder and Chief Executive Officer Daniel Loeb rejected this proposal and declined to end Third Point’s solicitation with respect to its own four candidates unless he personally was appointed to the Board. Based on the Nominating and Corporate Governance Committee’s thorough review of a broad range of candidates and their qualifications, including Third Point’s nominees, the Board determined that other candidates were more qualified for the position. The Board remains open to hearing Third Point’s ideas and to working constructively with Third Point, but believes that appointing Mr. Loeb to the Board is not in the best interest of the Company and its shareholders.

The Board continues to believe that the Company needs to move quickly to implement change and improve its performance. The Yahoo! management team is moving with a sense of urgency to reshape and refocus the Company on its core strengths, with an emphasis on redeploying resources to the most productive areas and equipping the Company to invest in growth and innovation. As now constituted, the Board has a well-rounded combination of financial, media, advertising, marketing, operating and technology expertise necessary to bring the right leadership to build value for all Yahoo! shareholders.

Mr. Hayes, one of the nation’s most innovative marketing executives with an expertise in digital marketing, has served as Chief Marketing Officer at American Express since 2003, overseeing that company’s marketing strategies and product development, as well as its global marketing, market research and publishing organizations. Prior to that, he served for eight years as American Express Executive Vice President, Global Advertising and Brand Management, responsible for brand marketing worldwide. He began his career in the brand and advertising industry and, among his senior positions, he served as President of Lowe & Partners where he led that firm to unprecedented growth through the development of product position and global campaigns for several major corporate clients.

Mr. Liguori served as Chief Operating Officer of Discovery, the leading non-fiction media company in the world, through 2011. Prior to that, he served as Chairman and President of Entertainment for Fox Broadcasting Company. Previously, he was President and CEO of FX Networks, NewsCorp’s flagship entertainment cable network. He also served in a series of positions with Home Box Office, including as Vice President, Consumer Marketing where he had responsibility for marketing efforts supporting the HBO brand and HBO original movies. He began his career in the advertising industry, including positions at Saatchi & Saatchi, Compton and Ogilvy & Mather Advertising with clients such as Procter & Gamble and Unilever. He currently serves on the boards of The Topps Company, Inc. and MGM Studios.

Mr. McInerney served as Executive Vice President and Chief Financial Officer of IAC from January 2005 to March 2012. From January 2003 through December 2005, he was Chief Executive Officer of IAC’s Retailing sector. Prior to that time, Mr. McInerney served as Executive Vice President and Chief Financial Officer of Ticketmaster and its predecessor company, Ticketmaster Online-Citysearch, Inc. He also worked as an investment banker at Morgan Stanley for 11 years, working with a wide variety of public companies across several industries, advising on restructuring, M&A, IPO and other capital-raising activities. He also serves on the boards of HSN, Inc. and Interval Leisure Group, Inc.

Earlier this year, independent directors Alfred Amoroso and Maynard Webb were appointed to the Board. With today’s appointments, the Board has added a total of five new highly qualified independent directors this year. It is expected that the majority of directors will be new to the Board in 2012 following this year’s Annual Meeting of Stockholders, and that the entire Board will be new since January 2010. As previously announced, four directors volunteered not to stand for re-election at the next annual meeting, and an additional director resigned from the Board earlier this year.

Important Additional Information

Yahoo! will be filing a proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of stockholders. Stockholders are strongly advised to read Yahoo!’s 2012 proxy statement (including any amendments or supplements thereto) when it becomes available because it will contain important information. Stockholders will be able to obtain copies of Yahoo!’s 2012 proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Yahoo! with the SEC in connection with its 2012 annual meeting of stockholders for no charge at the SEC’s website at www.sec.gov.

Yahoo!, its directors, executive officers and certain employees may be deemed participants in the solicitation of proxies from stockholders in connection with Yahoo!’s 2012 annual meeting of stockholders. Information concerning the ownership of Yahoo! securities by Yahoo!’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information is also available in Yahoo!’s proxy statement for its 2011 annual meeting of stockholders filed with the SEC on April 29, 2011. Information regarding Yahoo!’s directors, executive officers and other persons who may, under rules of the SEC, be considered participants in the solicitation of proxies for the 2012 annual meeting of stockholders, including their respective interests by security holdings or otherwise, also will be set forth in the definitive proxy statement for Yahoo!’s 2012 annual meeting of stockholders when it is filed with the SEC.

About Yahoo!

Yahoo! is the premier digital media company, creating deeply personal digital experiences that keep more than half a billion people connected to what matters most to them, across devices and around the globe. And Yahoo!’s unique combination of Science + Art + Scale connects advertisers to the consumers who build their businesses. Yahoo! is headquartered in Sunnyvale, California. For more information, visit the pressroom (pressroom.yahoo.net) or the company’s blog, Yodel Anecdotal (yodel.yahoo.com).

Yahoo! is the trademark and/or registered trademark of Yahoo! Inc. All other names are trademarks and/or registered trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements concerning Yahoo!’s future management, strategic plans, growth opportunities and performance. Risks and uncertainties may cause actual results to differ materially from the results predicted. The potential risks and uncertainties include, among others, the costs and management distraction attendant to a proxy contest; the impact of management and organizational changes; the implementation and results of any strategic plans as well as Yahoo!’s ongoing strategic and cost initiatives; Yahoo!’s ability to compete with new or existing competitors; reduction in spending by, or loss of, advertising customers; the demand by customers for Yahoo!’s premium services; interruptions or delays in the provision of Yahoo!’s services; security breaches; acceptance by users of new products and services; risks related to joint ventures and the integration of acquisitions; risks related to Yahoo!’s international operations; failure to manage growth and diversification; adverse results in litigation, including intellectual property infringement claims and recent derivative and class actions related to Alipay; Yahoo!’s ability to protect its intellectual property and the value of its brands; dependence on key personnel; dependence on third parties for technology, services, content, and distribution; general economic conditions and changes in economic conditions; transition and implementation risks associated with the Search Agreement with Microsoft Corporation; and risks that the benefits of the Framework Agreement Yahoo! entered into with Alibaba Group, Softbank Corporation and certain other parties regarding Alipay may not be realized. All information set forth in this press release and its attachments is as of March 23, 2012. Yahoo! does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances. More information about potential factors that could affect Yahoo!’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yahoo!’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which is on file with the Securities and Exchange Commission (“SEC”) and available at the SEC’s website at www.sec.gov.

Media Relations:

Kekst and Company

Eric Berman

212-521-4894

or

Lissa Perlman

212-521-4830

or

Investor Relations:

Yahoo!

Marta Nichols

408-349-3527

Source: Yahoo! Inc.

*    *    *

Yahoo! Releases Chairman’s Update for Shareholders

SUNNYVALE, Calif., February 7, 2012—(BUSINESS WIRE)—Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today released the following shareholder update from its Chairman Roy Bostock.

February 7, 2012

Dear Fellow Shareholders:

I write today to update you on the actions the Yahoo! board has taken, and the actions it is pursuing, to increase shareholder value and position the Company for growth. These actions result from a process I initiated about six months ago in a special meeting of the independent directors in which we analyzed the reasons why Yahoo! was not meeting either our own expectations or those of our shareholders.

The board decided then to move aggressively on three fronts to position Yahoo! for future success: one, we initiated a search for a new Chief Executive Officer with a vision and set of skills to lead Yahoo! into the future; two, we undertook a comprehensive strategic and structural review of the business; and three, we decided to assess the composition of the Company’s board of directors relative to its ability to enhance the prospects for Yahoo!’s future success. We have made progress on all three fronts.

First, and most importantly, we have appointed Scott Thompson as CEO to lead our company. Scott is a capable and dynamic leader who brings the experience and expertise the Company needs to achieve robust growth and success in the marketplace. Over the coming months and years, Scott will lead an outstanding team of Yahoos to deliver engaging user experiences driven by innovative products.

Second, we have made significant progress on the comprehensive strategic review which is overseen by the board’s Transactions and Strategic Planning Committee, chaired by director Brad Smith, the CEO of Intuit. The Committee’s guiding principle has been to assess alternatives which would increase value for all Yahoo! shareholders, and the Committee has been open to any transaction or initiative that would serve this objective.

As part of this review, we have pursued a wide range of discussions with potential partners. We have engaged with potential investors and reviewed proposals concerning an equity investment in the Company, although at this time there have not been any proposals which have been deemed by the Committee to be attractive to our shareholders. We are also in active discussions with our partners in Asia regarding the possibility of restructuring our holdings in Alibaba Group and Yahoo! Japan. The complexity and unique nature of these transactions is significant. While we continue to devote significant resources to these discussions, we are not in a position at this time to provide further detail or to provide assurance that any transaction will be achieved.

Finally, the board has concluded that in order to accelerate the Company’s transformation, the combination of a new Chief Executive Officer with an enhanced team of independent directors would provide Yahoo! with the expertise and perspectives necessary to drive innovation and growth going forward. Therefore, Mr. Joshi, Mr. Kern, Mr. Wilson and I have volunteered not to stand for re-election at the next shareholders’ meeting.

Furthermore, the board today elected two highly qualified independent directors, Alfred Amoroso and Maynard Webb, Jr. Mr. Amoroso served as President and CEO of Rovi Corporation until December 2011 and, among other positions, had previously served as the President, CEO and Vice Chairman of META Group, Inc., the President and CEO of CrossWorlds Software, Inc. and as a member of the world-wide management committee of IBM Corporation. Mr. Webb, the Chairman of LiveOps, Inc., served as that company’s CEO until July 2011. Prior to that, Mr. Webb was Chief Operating Officer of eBay and Senior Vice President and Chief Information Officer for Gateway, Inc., in addition to management, leadership and board positions at several other companies spanning his 30-year career.

The board continues its search for additional independent directors. This search is being led by director Patti Hart, CEO of International Game Technology, Inc., who chairs our Nominating and Corporate Governance Committee. We anticipate announcing additional directors to round out the board as soon as this process concludes.

Separately, as previously announced, Jerry Yang has resigned from the board of directors and other positions within the Company to pursue his many interests outside of Yahoo!. Working with Jerry was always a delight. He is a visionary and a pioneer who contributed enormously to Yahoo! since he co-founded the Company in 1995. He will be missed. The board thanks him deeply for his service and commitment to the Company.

Thus, following this year’s Annual Meeting a majority of Yahoo!’s directors will be new to the board this year, and all directors will have joined the board since 2010. We believe that this reconfigured board, with a fresh set of perspectives and diverse set of skills, will enable the Company to move forward even more aggressively.

It has always been a privilege for me to serve as Chairman of Yahoo!. The employees of Yahoo! remain the heart, soul, and future of the company. And with Scott Thompson leading them, they are the reason why I believe Yahoo! will create significant shareholder value over the coming years.

In September, this board moved proactively and decisively to improve the performance of the Company for the benefit of its shareholders. These actions could not have been accomplished without the support and active participation of each director on the board. For that, I thank them. And I thank them for the knowledge, expertise, talents and commitment they have brought to Yahoo!. We all take pride in the fact that we are positioning Yahoo! for success in the future. Yahoo! is an incredibly strong brand with formidable assets. I have every expectation that under Scott’s leadership, working together with the reconstituted board, the Company will thrive for many years to come.

Sincerely,

Roy Bostock

Chairman of the Board

About Yahoo!

Yahoo! is the premier digital media company, creating deeply personal digital experiences that keep more than half a billion people connected to what matters most to them, across devices and around the globe. And Yahoo!’s unique combination of Science + Art + Scale connects advertisers to the consumers who build their businesses. Yahoo! is headquartered in Sunnyvale, California. For more information, visit the pressroom (pressroom.yahoo.net) or the company’s blog, Yodel Anecdotal (yodel.yahoo.com).

Yahoo! is the trademark and/or registered trademark of Yahoo! Inc. All other names are trademarks and/or registered trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements concerning Yahoo!’s future management, strategic plans, growth opportunities and performance. Risks and uncertainties may cause actual results to differ materially from the results predicted. The potential risks and uncertainties include, among others, the impact of management and organizational changes; the implementation and results of any strategic plans as well as Yahoo!’s ongoing strategic and cost initiatives; Yahoo!’s ability to compete with new or existing competitors; reduction in spending by, or loss of, advertising customers; the demand by customers for Yahoo!’s premium services; interruptions or delays in the provision of Yahoo!’s services; security breaches; acceptance by users of new products and services; risks related to joint ventures and the integration of acquisitions; risks related to Yahoo!’s international operations; failure to manage growth and diversification; adverse results in litigation, including intellectual property infringement claims and recent derivative and class actions related to Alipay; Yahoo!’s ability to protect its intellectual property and the value of its brands; dependence on key personnel; dependence on third parties for technology, services, content, and distribution; general economic conditions and changes in economic conditions; transition and implementation risks associated with the Search Agreement with Microsoft Corporation; and risks that the benefits of the Framework Agreement Yahoo! entered into with Alibaba Group, Softbank Corporation and certain other parties regarding Alipay may not be realized. All information set forth in this press release and its attachments is as of February 7, 2012. Yahoo! does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances. More information about potential factors that could affect Yahoo!’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yahoo!’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, which are on file with the Securities and Exchange Commission (“SEC”) and available at the SEC’s website at www.sec.gov.

Media Relations:

Kekst and Company

Eric Berman

212-521-4894

or

Lissa Perlman

212-521-4830

or

Investor Relations:

Yahoo!

Marta Nichols

408-349-3527

Source: Yahoo! Inc.

*    *    *

Yahoo! Announces Resignation of Jerry Yang

SUNNYVALE, Calif., January 17, 2012—(BUSINESS WIRE)—Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today announced that Jerry Yang has resigned from its Board of Directors and all other positions with the company, effective today. In addition, Yang resigned from the Boards of Yahoo Japan Corporation and Alibaba Group Holding Limited, effective today.

In a letter to the Yahoo! Board Chairman Roy Bostock, Yang wrote:

“My time at Yahoo!, from its founding to the present, has encompassed some of the most exciting and rewarding experiences of my life. However, the time has come for me to pursue other interests outside of Yahoo! As I leave the company I co-founded nearly 17 years ago, I am enthusiastic about the appointment of Scott Thompson as Chief Executive Officer and his ability, along with the entire Yahoo! leadership team, to guide Yahoo! into an exciting and successful future.”

Yang co-founded Yahoo! Inc. in 1995 with David Filo and served as a member of the Board of Directors since March 1995 and as Chief Executive Officer from June 2007 to January 2009. The Company went public in 1996.

“Jerry Yang is a visionary and a pioneer, who has contributed enormously to Yahoo! during his many years of service,” said Roy Bostock, Chairman of the Yahoo! Board. “It has been a pleasure to work with Jerry. His unique strategic insights have been invaluable. He has always remained focused on the best interests of Yahoo!’s stakeholders, including shareholders, employees and more than 700 million users. And while I and the entire Board respect his decision, we will miss his remarkable perspective, vision and wise counsel. On behalf of the Board, we thank Jerry and wish him all the very best in his future endeavors.”

Bostock concluded, “We appreciate Jerry’s comments and share his enthusiasm for the company’s prospects. With Scott Thompson leading an outstanding team of Yahoos to deliver innovative products and an engaging customer experience, Yahoo!’s future is bright.”

“I am grateful for the warm welcome and support Jerry provided me during my early days here,” said Scott Thompson, Yahoo!’s Chief Executive Officer. “Jerry leaves behind a legacy of innovation and customer focus for this iconic brand, having shaped our culture by fostering a spirit of innovation that began 17 years ago and continues to grow even stronger today. Jerry has great confidence in the future of Yahoo!, and I share his confidence in the enormous potential of Yahoo! in the days ahead.”

About Yahoo!

Yahoo! is the premier digital media company, creating deeply personal digital experiences that keep more than half a billion people connected to what matters most to them, across devices and around the globe. And Yahoo!’s unique combination of Science + Art + Scale connects advertisers to the consumers who build their businesses. Yahoo! is headquartered in Sunnyvale, California. For more information, visit the pressroom (pressroom.yahoo.net) or the company’s blog, Yodel Anecdotal (yodel.yahoo.com).

Yahoo! is the trademark and/or registered trademark of Yahoo! Inc. All other names are trademarks and/or registered trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements (including without limitation the quotations from our Chairman and management) concerning Yahoo!’s future management, strategic plans, growth opportunities and performance. Risks and uncertainties may cause actual results to differ materially from the results predicted. The potential risks and uncertainties include, among others, the impact of management and organizational changes; the implementation and results of any strategic plans as well as Yahoo!’s ongoing strategic and cost initiatives; Yahoo!’s ability to compete with new or existing competitors; reduction in spending by, or loss of, advertising customers; the demand by customers for Yahoo!’s premium services; interruptions or delays in the provision of Yahoo!’s services; security breaches; acceptance by users of new products and services; risks related to joint ventures and the integration of acquisitions; risks related to Yahoo!’s international operations; failure to manage growth and diversification; adverse results in litigation, including intellectual property infringement claims and recent derivative and class actions related to Alipay; Yahoo!’s ability to protect its intellectual property and the value of its brands; dependence on key personnel; dependence on third parties for technology, services, content, and distribution; general economic conditions and changes in economic conditions; transition and implementation risks associated with the Search Agreement with Microsoft Corporation; and risks that the benefits of the Framework Agreement Yahoo! entered into with Alibaba Group, Softbank Corporation and certain other parties regarding Alipay may not be realized. All information set forth in this press release and its attachments is as of January 17, 2012. Yahoo! does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances. More information about potential factors that could affect Yahoo!’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yahoo!’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, which are on file with the Securities and Exchange Commission (“SEC”) and available at the SEC’s website at www.sec.gov.

Media Relations:

Kekst and Company

Eric Berman

(212) 521-4894

or

Lissa Perlman

(212) 521-4830

or

Investor Relations:

Yahoo!

Marta Nichols

(408) 349-3527

Source: Yahoo! Inc.

*    *    *

Yahoo! Appoints Scott Thompson Chief Executive Officer

SUNNYVALE, Calif., January 4, 2012—(BUSINESS WIRE)—Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today announced the appointment of Scott Thompson as Chief Executive Officer, effective January 9, 2012, at which time Tim Morse will resume his role as Chief Financial Officer. Thompson has also been appointed to the Company’s Board of Directors, effective January 9, 2012.

Thompson served most recently as President of PayPal, a division of eBay, where he continued his established track record of growing businesses by driving customer engagement built on strong technology platforms. Under his leadership, PayPal solidified its lead as the global online payment service, expanding its user base from 50 million to more than 104 million active users in 190 countries worldwide, increasing the number of merchant partners to more than 8 million globally, and growing revenues from $1.8 billion to $4+ billion in 2011.

“Scott brings to Yahoo! a proven record of building on a solid foundation of existing assets and resources to reignite innovation and drive growth, precisely the formula we need at Yahoo!,” said Roy Bostock, Chairman of the Yahoo! Board. “His deep understanding of online businesses combined with his team building and operational capabilities will restore the energy, focus, and momentum necessary to grow the core business and deliver increased value for our shareholders. The search committee and the entire Board concluded that he is the right leader to return the core business to a path of robust growth and industry-leading innovation.”

“Yahoo! is an industry icon and I am very excited about the prospect of working with one of the great teams in the online world to deliver Yahoo!’s next era of success,” Mr. Thompson said. “Yahoo! has a rich history and a solid foundation to build on, and its continued user engagement is one of the many reasons for my enthusiasm. With the ultimate goal of delivering the value our shareholders expect, my immediate focus will be on getting to know the entire team and hearing more from all Yahoo!s, working closely with the engineers and product teams, and diving deeply into our products and services to learn more about what our more than 700 million users find most engaging and useful. I will also be working directly with our region leaders and sales teams globally to get a clearer understanding of the needs of our advertisers and publishers. Clearly, speed is important but we will attack both the opportunity ahead and the competitive challenges with an appropriate balance of urgency and thoughtfulness. I cannot wait to get started.”

“Scott’s primary focus will be on the core business, and as CEO and director, he will work closely with the Board as we continue the strategic review process to identify the best approaches for the Company and its shareholders. As part of this process, Yahoo! is considering a wide range of opportunities for the Company’s business, as well as specific investments or dispositions of assets,” added Bostock.

“We are all grateful to Tim Morse for leading the company with a steady hand during the last several months. His deep understanding of the Company and his positive approach kept the company on course and we will continue to benefit from his exceptional capabilities as he returns to his Chief Financial Officer role,” Bostock concluded.

Scott Thompson Biographical Information

Scott Thompson has a record of deep industry experience, having most recently served as President of PayPal with overall responsibility for establishing that company as the leading global online payment service. He previously served as PayPal’s Senior Vice President and Chief Technology Officer. Prior to PayPal, Mr. Thompson was Executive Vice President of technology solutions at Inovant, a subsidiary of Visa formed to oversee global technology for the organization. Thompson was also Chief Information Officer of Barclays Global Investors, where he implemented a new strategic technology platform and global infrastructure. In addition, he worked with Coopers and Lybrand, delivering information technology solutions to leading financial services clients.

Conference Call and Webcast Information

Yahoo! will host a conference call to discuss today’s announcement at 10 a.m. Eastern Time today. A live webcast of the conference call can be accessed through the Company’s Investor Relations website at investor.yahoo.net. The dial-in number for the live conference call is (877) 218-7860. Participants calling from outside the United States may dial (857) 244-7400. The passcode 60719359# is required to access the call. In addition, an archive of the webcast can be accessed through the same link. An audio replay of the call will be available for one week following the conference call by calling (888) 286-8010 or (617) 801-6888, passcode: 53109628

About Yahoo!

Yahoo! is the premier digital media company, creating deeply personal digital experiences that keep more than half a billion people connected to what matters most to them, across devices and around the globe. And Yahoo!’s unique combination of Science + Art + Scale connects advertisers to the consumers who build their businesses. Yahoo! is headquartered in Sunnyvale, California. For more information, visit the pressroom (pressroom.yahoo.net) or the company’s blog, Yodel Anecdotal (yodel.yahoo.com).

Yahoo! is the trademark and/or registered trademark of Yahoo! Inc. All other names are trademarks and/or registered trademarks of their respective owners.

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Yahoo! Announces Leadership Reorganization

Board Appoints Timothy Morse Interim CEO

Board Initiates Search for Permanent CEO

SUNNYVALE, Calif., September 6, 2011—(BUSINESS WIRE)—Yahoo! Inc. (NASDAQ: YHOO), the premier digital media company, today announced a leadership reorganization under which the Board of Directors has appointed Timothy Morse interim Chief Executive Officer, effective immediately, replacing Carol Bartz, who has been removed by the Board from her role as Chief Executive Officer.

The Board has also named key senior Yahoo! executives to a newly formed Executive Leadership Council tasked with supporting Morse in managing the Company’s day-to-day operations until a permanent chief executive is appointed, as well as supporting a comprehensive strategic review that the Board has initiated to position the Company for future growth.

Roy Bostock, Chairman of the Yahoo! Board, said, “The Board sees enormous growth opportunities on which Yahoo! can capitalize, and our primary objective is to leverage the Company’s leadership and current business assets and platforms to execute against these opportunities. We have talented teams and tremendous resources behind them and intend to return the Company to a path of robust growth and industry-leading innovation. We are committed to exploring and evaluating possibilities and opportunities that will put Yahoo! on a trajectory for growth and innovation and deliver value to shareholders.”

Bostock continued, “On behalf of the entire Board, I want to thank Carol for her service to Yahoo! during a critical time of transition in the Company’s history, and against a very challenging macro-economic backdrop. I would also like to express the Board’s appreciation to Tim and thank him for accepting this important role. We have great confidence in his abilities and in those of the other executives who have been named to the Executive Leadership Council.”

In addition to Morse, who will also continue in his role as Chief Financial Officer of Yahoo!, the Executive Leadership Council will consist of Michael Callahan, Executive Vice President, General Counsel and Secretary; Blake Irving, Executive Vice President and Chief Product Officer; Ross Levinsohn, Executive Vice President, Americas; Rich Riley, Senior Vice President & MD, EMEA Region; and Rose Tsou, Senior Vice President, APAC Region. The Co-founders of Yahoo!, David Filo and Jerry Yang, will each continue as Chief Yahoo and will provide counsel to Tim and the Executive Leadership Council.

“It is an honor to be selected for this role and lead the Company with this world-class team of executives. I look forward to working with the Executive Leadership Council and the talented employees of Yahoo!, and to partnering with the Board to invest in the organization and continue to drive its ongoing growth plans,” said Tim Morse, Interim Chief Executive Officer.

The Board is commencing a search for a permanent Chief Executive Officer and expects to engage the services of a nationally recognized executive search firm to help it identify candidates for the position as expeditiously as possible.

About Yahoo!

Yahoo! is the premier digital media company, creating deeply personal digital experiences that keep more than half a billion people connected to what matters most to them, across devices and around the globe. And Yahoo!’s unique combination of Science + Art + Scale connects advertisers to the consumers who build their businesses. Yahoo! is headquartered in Sunnyvale, California. For more information, visit the pressroom (pressroom.yahoo.net) or the company’s blog, Yodel Anecdotal (yodel.yahoo.com).

This press release contains forward-looking statements (including without limitation the quotations from our Chairman and management) concerning Yahoo!’s future management, strategic plans, growth opportunities and performance. Risks and uncertainties may cause actual results to differ materially from the results predicted. The potential risks and uncertainties include, among others, the impact of management and organizational changes; the implementation and results of any strategic plans as well as Yahoo!’s ongoing strategic and cost initiatives; Yahoo!’s ability to compete with new or existing competitors; reduction in spending by, or loss of, advertising customers; the demand by customers for Yahoo!’s premium services; interruptions or delays in the provision of Yahoo!’s services; security breaches; acceptance by users of new products and services; risks related to joint ventures and the integration of acquisitions; risks related to Yahoo!’s international operations; failure to manage growth and diversification; adverse results in litigation, including intellectual property infringement claims and recent derivative and class actions related to Alipay; Yahoo!’s ability to protect its intellectual property and the value of its brands; dependence on key personnel; dependence on third parties for technology, services, content, and distribution; general economic conditions and changes in economic conditions; transition and implementation risks associated with the Search Agreement with Microsoft Corporation; and risks that the benefits of the Framework Agreement Yahoo! entered into with Alibaba Group, Softbank Corporation and certain other parties regarding Alipay may not be realized. All information set forth in this press release and its attachments is as of September 6, 2011. Yahoo! does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances. More information about potential factors that could affect Yahoo!’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yahoo!’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, which are on file with the Securities and Exchange Commission (“SEC”) and available at the SEC’s website at www.sec.gov.

Yahoo! is the trademark and/or registered trademark of Yahoo! Inc. All other names are trademarks and/or registered trademarks of their respective owners.

Media Relations:

Sard Verbinnen & Co

Charles Sipkins

310-201-2040

or

Investor Relations:

Yahoo! Inc.

Marta Nichols

408-349-3527

Source: Yahoo! Inc.

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On May 2, 2012 the following materials were posted by Yahoo! Inc. to http://investor.yahoo.net/filings/:

YAHOO!® INVESTOR RELATIONS

Yahoo!’s Proxy Contest SEC Filings

Filing Description Date Filed Size View

PREC14A Preliminary Proxy Statement 04-27-12 1.2 MB

DEFA14A Proxy Soliciting Material 04-18-12 22.8 KB

DEFA14A Proxy Soliciting Material 04-03-12 24.6 KB

DEFA14A Proxy Soliciting Material 03-29-12 22.9 KB

DEFA14A Proxy Soliciting Material 03-26-12 61.2 KB

DEFA14A Proxy Soliciting Material 03-15-12 22.9 KB

DEFA14A Proxy Soliciting Material 02-15-12 26.4 KB

Copyright © 2012 Yahoo! Inc. All rights reserved. Copyright/IP Policy | Terms of Service

[explanatory note: the list above will be automatically updated as Yahoo! Inc.

makes proxy contest filings with the Securities and Exchange Commission]

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On May 2, 2012 the following link to YahooForward.com was posted by Yahoo! Inc. at http://investor.yahoo.net:

Yahoo! Forward

Y! FORWARD

Yahoo! is moving forward fast with a bold action plan to reignite the company and deliver value for its shareholders. Yahoo! has reconstituted its board of directors, appointed Scott Thompson – a dynamic, aggressive new leader - as CEO, and initiated a process to rapidly reshape the company.

Visit Yahoo!’s Proxy Site

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On May 2, 2012 the following link to YahooForward.com was posted by Yahoo! Inc. at http://pressroom.yahoo.net:

Proxy Information

Y! FORWARD

VISIT YAHOO!’S PROXY SITE

Yahoo!’s Proxy Site

Yahoo! is moving forward fast with a bold action plan to reignite the company and deliver value for its shareholders. Yahoo! has reconstituted its board of directors, appointed Scott Thompson - a dynamic, aggressive new leader - as CEO, and initiated a process to rapidly reshape the company. Read more

Read more

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On May 2, 2012, the following link to YahooForward.com was posted by Yahoo! Inc. at http://info.yahoo.com:

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Important Additional Information

Yahoo! has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and will be filing a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of shareholders. Shareholders are strongly advised to read Yahoo!’s 2012 definitive proxy statement (including any amendments or supplements thereto) when it becomes available because it will contain important information. Shareholders will be able to obtain copies of Yahoo!’s 2012 proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Yahoo! with the SEC in connection with its 2012 annual meeting of shareholders for no charge at the SEC’s website at www.sec.gov. Copies of the proxy materials may also be requested from the Company’s proxy solicitor, Innisfree M&A Incorporated, by telephone at (877) 750-9499 (toll-free) or by email at info@innisfreema.com.

Yahoo!, its directors, executive officers and certain employees are deemed participants in the solicitation of proxies from shareholders in connection with Yahoo!’s 2012 annual meeting of shareholders. Information regarding Yahoo!’s directors, executive officers and other persons who, under rules of the SEC, are considered participants in the solicitation of proxies for the 2012 annual meeting of shareholders, including their respective interests by security holdings or otherwise, is set forth in the preliminary proxy statement Yahoo! filed with the SEC on April 27, 2012 and will be set forth in the definitive proxy statement for Yahoo!’s 2012 annual meeting of shareholders when it is filed with the SEC.